As filed with the Securities and Exchange Commission on July 26, 2002


                                                     Registration No. 333-42455*
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

            -------------------------------------------------------


                        Post-Effective Amendment No. 4**
                                       to
                                    Form S-6


            -------------------------------------------------------

                    For Registration Under the Securities Act of 1933 of Securities of Unit Investment
                        Trusts Registered on Form N-8B-2

            -------------------------------------------------------

A.    EXACT NAME OF TRUST:      Empire State Municipal Exempt Trust
                                Guaranteed Series 140 and Guaranteed Series 145


B.    NAME OF DEPOSITORS:       Glickenhaus & Co.
                                Lebenthal, a division of Advest, Inc.


C.    COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES:


             GLICKENHAUS & CO.             LEBENTHAL, A DIVISION OF ADVEST, INC.
            6 East 43rd Street                     90 State House Square
         New York, New York 10017               Hartford, Connecticut 06103


D.    NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE:




SETH M. GLICKENHAUS             DAVID A. HOROWITZ                     COPY OF COMMENTS TO:
 Glickenhaus & Co.    Lebenthal, a division of Advest, Inc.         MICHAEL R. ROSELLA, ESQ.
6 East 43rd Street            90 State House Square           Paul, Hastings, Janofsky & Walker LLP
New York, NY 10017         Hartford, Connecticut 06103                 75 East 55th Street
                                                                    New York, New York 10022
                                                                         (212) 318-6800



It is proposed that this filing becomes effective (check appropriate box):


|_|   immediately upon filing pursuant to paragraph (b) of Rule 485

|X|   on July 29, 2002 pursuant to paragraph (b)

|_|   60 days after filing pursuant to paragraph (a)

|_|   on (date) pursuant to paragraph (a) of Rule 485

================================================================================

* The Prospectus included in this Registration Statement constitutes a combined Prospectus as permitted by the provisions of Rule 429 of the General Rules and Regulations under the Securities Act of 1933 (the "Act"). Said Prospectus covers units of undivided interest in Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145 covered by prospectuses heretofore filed as part of separate registration statements on Form S-6 (Registration Nos. 333-42455 and 333-74097, respectively) under the Act.


** This Prospectus constitutes Post-Effective Amendment No. 3 for Guaranteed Series 145.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140


Prospectus, Part A                7,937 Units               Dated: July 29, 2002


         NOTE: Part A of this Prospectus may not be distributed unless accompanied by Part B.
         -------------------------------------------------------------


        This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of April 30, 2002, and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of March 31, 2002. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


        The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part B under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part B under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, all of the Units and the Bonds, while in the Trust, will be rated AAA by Standard & Poor's Corporation as of the Date of Deposit and Moody's Investors Service will assign a rating of AAA to all Bonds in the Trust, as insured.

        Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part B under "Rights of Unit Holders -- Redemption -- Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering -- Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part B under "Rights of Unit Holders -- Redemption -- Computation of Redemption Price per Unit."

        The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering -- Offering Price" in Part B of this Prospectus.

        Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part B under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

        Investors should retain both Parts of this Prospectus for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 140


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 30, 2002


                       SPONSORS:      GLICKENHAUS & CO.
                                      LEBENTHAL, A DIVISION OF ADVEST, INC.

             AGENT FOR SPONSORS:      GLICKENHAUS & CO.
                        TRUSTEE:      THE BANK OF NEW YORK
                      EVALUATOR:      FT INTERACTIVE DATA


Aggregate Principal Amount of Bonds in the Trust:                                   $   7,950,000
Number of Units(1):                                                                         7,937
Fractional Undivided Interest in the Trust Per Unit:                                      1/7,937
Total Value of Securities in the Portfolio (Based on Bid Side Evaluations of
  Securities):                                                                      $7,713,778.15
                                                                                   ==============
Sponsors' Repurchase Price Per Unit:                                                $      970.83
Plus Sales Charge(2):                                                                       58.20
                                                                                   ==============
Public Offering Price Per Unit(3):                                                  $    1,029.03
                                                                                   ==============
Redemption Price Per Unit(4):                                                       $      970.83
Excess of Public Offering Price Over Redemption Price Per Unit:                     $       58.20
Weighted Average Maturity of Bonds in the Trust:                                           20.957
                                                                                            years

Evaluation Time:                      2:00 p.m., Eastern Time, on the day next following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.

Annual Insurance Premium:             $1,445
Evaluator's Fee:                      $.55 for each issue of Bonds in the Trust for each daily
                                      valuation.
Trustee's Annual Fee:                 For each $1,000 principal amount of Bonds in the Trust,
                                      $1.13 under the monthly and $.73 under the semi-annual
                                      distribution plan.
Sponsors' Annual Fee:                 Maximum of $.25 per $1,000 face amount of underlying
                                      securities.
Date of Deposit:                      May 18, 1998
Date of Trust Agreement:              May 18, 1998
Mandatory Termination Date:           December 31, 2047
Minimum Principal Distribution:       $1.00 per Unit
Minimum Value of the Trust
    under which Trust Agreement
    may be Terminated:                $1,600,000

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 140


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 30, 2002
                                   (Continued)


                                                                       Monthly             Semi-annual
                                                                   --------------      ------------------
  P    Estimated Annual Interest Income:                                $50.21                 $50.21
            Less Annual Premium on Portfolio Insurance                     .18                    .18
  E         Less Estimated Annual Expenses                                2.81                   2.31
                                                                   --------------      ------------------
  R    Estimated Net Annual Interest Income:                            $47.22                 $47.72
                                                                   --------------      ------------------

  U    Estimated Interest Distribution:                                $  3.94                $ 23.86

  N    Estimated Current Return Based on Public Offering Price(5):        4.59%                  4.64%

  I
       Estimated Long-Term Return Based on Public Offering
            Price(6):                                                     4.55%                  4.60%
  T

       Estimated Daily Rate of Net Interest Accrual:                   $.13116               $.13256

       Record Dates:                                                 15th Day of         15th Day of May
                                                                        Month             and November

       Payment Dates:                                                1st Day of          1st Day of June
                                                                        Month             and December




----------
1. The number of units are expressed in whole numbers with no adjustment for fractional units.
2. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering -- Offering Price" in Part B of this Prospectus.

3. Plus accrued interest to May 3, 2002, the expected date of settlement, of $2.37 monthly and $22.25 semi-annually.

4. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part B under "Rights of Unit Holders - Redemption -- Computation of Redemption Price per Unit."
5. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Taxes" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.
6. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

Portfolio Information
---------------------

    On March 31, 2002, the bid side valuation of 80.4% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 19.6% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

Special Factors Concerning the Portfolio
----------------------------------------

    The Portfolio consists of 6 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 100% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

    Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: Health Care, 3 (51.5%); Higher Education, 2 (27.1%); and Special Tax, 1 (21.4%). The Trust is deemed to be concentrated in the Health Care and Higher Education Bond categories(1). Five issues, constituting 86.1% of the Bonds in the Portfolio, are original issue discount bonds. On March 31, 2002, all of the Bonds were rated AAA by Standard & Poor's Corporation(2). Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

    Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part B of this Prospectus.



----------
1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part B of this Prospectus.

2 For the meanings of ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

Taxes
-----

    Interest on the Bonds in the Trust Portfolio is generally exempt from regular federal income taxes. It is also generally exempt from New York State and New York City personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part B of this Prospectus.


    Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 38.6%, which generally are scheduled to be lowered gradually through 2006 under recent legislation.

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 140:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 140, including the bond portfolio, as of March 31, 2002, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 140 as of March 31, 2002, and the results of its operations and changes in net assets for the year ended March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.



GRANT THORNTON LLP



New York, New York
June 30, 2002

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------



To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 140:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 140, including the bond portfolio, as of March 31, 2001 (not presented herein), and the related statements of operations and changes in net assets for the years ended March 31, 2001, and 2000. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 140 as of March 31, 2001, and the results of its operations and changes in net assets for the years ended March 31, 2001, and 2000, in conformity with accounting principles generally accepted in the United States of America.



BDO SEIDMAN LLP




New York, New York
April 30, 2001

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140


                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2002

                       -----------------------------------


INVESTMENTS IN SECURITIES, at market value (cost $7,660,705).................         $7,587,703
ACCRUED INTEREST RECEIVABLE..................................................            119,733
                                                                                     --------------
    Total trust property.....................................................          7,707,436
LESS - ACCRUED EXPENSES AND OTHER LIABILITIES................................             50,092
                                                                                     --------------
NET ASSETS...................................................................         $7,657,344
                                                                                     ==============




NET ASSETS REPRESENTED BY:
                                                          Monthly      Semi-annual
                                                        distribution  distribution
                                                            plan          plan            Total
                                                      --------------  -------------  --------------
VALUE OF FRACTIONAL UNDIVIDED INTERESTS............      $4,890,517     $2,689,363      $7,579,880
UNDISTRIBUTED NET INVESTMENT INCOME................          30,528         46,936          77,464
                                                      --------------  -------------  --------------
    Total value....................................      $4,921,045     $2,736,299      $7,657,344
                                                      --------------  -------------  --------------

UNITS OUTSTANDING..................................           5,121          2,816           7,937
                                                      --------------  -------------  --------------

VALUE PER UNIT.....................................         $960.95        $971.70
                                                      --------------  -------------




                     See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140

                            STATEMENTS OF OPERATIONS

              =====================================================




                                                                 Year ended March 31,
                                                     ----------------------------------------------
                                                          2002           2001            2000
                                                     -------------  -------------  ----------------
INVESTMENT INCOME - INTEREST......................      $399,638       $400,359        $400,859
                                                     -------------  -------------  ----------------
EXPENSES:
    Trustee fees..................................         9,943          9,974           9,969
    Evaluation fees...............................           750            864             940
    Insurance premiums............................         1,445          1,445           1,445
    Sponsors' advisory fees.......................         2,061          2,097           1,996
    Auditors' fees................................         1,950          1,950           1,802
    Amortization of organization costs............         8,884          4,164           4,164
                                                     =============  -------------  ================

        Total expenses............................        25,033         20,494          20,316
                                                     =============  =============  ================

NET INVESTMENT INCOME.............................       374,605        379,865         380,543


REALIZED LOSS ON SECURITIES SOLD OR REDEEMED (NOTE 3)          -           (420)           (575)


NET CHANGE IN UNREALIZED MARKET APPRECIATION
    (DEPRECIATION)................................       (81,286)       657,512        (746,591)
                                                     -------------  -------------  ----------------


NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
    OPERATIONS....................................      $293,319     $1,036,957       $(366,623)
                                                     =============  =============  ================




                     See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140

                       STATEMENTS OF CHANGES IN NET ASSETS

              =====================================================



                                                                 Year ended March 31,
                                                      ----------------------------------------
                                                          2002           2001          2000
                                                      -----------    -----------    ----------
OPERATIONS:
  Net investment income ..........................      $374,605       $379,865      $380,543
  Realized loss on securities sold or redeemed....             -           (420)         (575)
  Net change in unrealized market appreciation
    (depreciation)................................       (81,286)       657,512      (746,591)
                                                      -----------    -----------    ----------
    Net increase (decrease) in net assets resulting
      from operations.............................       293,319      1,036,957      (366,623)
                                                      -----------    -----------    ----------

DISTRIBUTIONS TO UNIT HOLDERS OF NET INVESTMENT INCOME  (375,948)      (380,963)     (380,341)
                                                      -----------    -----------    ----------

CAPITAL SHARE TRANSACTIONS:
  Redemption of 4; 35 and 16 units................        (4,206)       (31,949)      (14,061)
                                                      -----------    -----------    ----------

  Total capital share transactions................        (4,206)       (31,949)      (14,061)
                                                      -----------    -----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS.............       (86,835)       624,045      (761,025)

NET ASSETS:
  Beginning of year...............................     7,744,179      7,120,134     7,881,159
                                                      -----------    -----------    ----------
  End of year.....................................    $7,657,344     $7,744,179    $7,120,134
                                                      -----------    -----------    ----------

DISTRIBUTION PER UNIT (Note 2):
  Interest:
    Monthly plan..................................        $47.21         $47.69        $47.58
    Semi-annual plan..............................        $48.85         $48.11        $48.04




                     See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140

                          NOTES TO FINANCIAL STATEMENTS

              =====================================================



NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

               The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

               Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are recognized on the accrual basis.

        Taxes on income
        ---------------

               The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Per unit amounts
        ----------------

               Per  unit  amounts   reflected  in  the  accompanying   financial
statements are expressed in whole numbers with no adjustment for fractional interests.


NOTE 2 - DISTRIBUTIONS
----------------------

               Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. There were no principal distributions, resulting from the sale or redemption of securities for the years ended March 31, 2002, 2001 and 2000.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)
              =====================================================




NOTE 3 - NET ASSETS
-------------------

    Cost of 8,000 units at Date of Deposit                        $8,108,376
    Less gross underwriting commission                               397,296
                                                                 --------------

           Net cost - initial offering price                       7,711,080

    Realized loss on securities sold or redeemed                        (995)
    Redemption of 62 units                                           (57,203)
    Unrealized market depreciation of securities                     (73,002)
    Undistributed net investment income                               77,464
                                                                 --------------

    Net assets                                                    $7,657,344
                                                                 --------------



NOTE 4 - SUBSEQUENT EVENT
-------------------------

               On April 1, 2002, a monthly income distribution of $3.93 per unit was paid to all monthly distribution plan Unit holders of record March 15, 2002.


NOTE 5-FINANCIAL HIGHLIGHTS
---------------------------


                                                        For the year ended March 31, 2002

                                                           Monthly           Semi-annual
                                                      distribution plan   distribution plan
                                                     ---------------------------------------
Per Share Operating Performance:
  Net asset value, beginning of period                    $970.19             $983.01
                                                           ------              ------

  Income from investment operations
     Net investment income                                  47.19               47.46
     Net realized and change in unrealized gain (loss)      (9.92)              (9.92)
         on investment transactions

  Total from investment operations                          37.27               37.54
                                                           ------              ------

  Less distributions                                       (47.21)             (48.85)
                                                           ------              ------

  Net asset value, end of period                          $960.95             $971.70
                                                           ======              ======

Total Return:                                               3.84%               3.82%

Average Net Assets as a percentage of:
  Expenses                                                  0.33%               0.24%
  Net investment income                                     4.86%               4.95%

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140


                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2002

              =====================================================


                                                                               Redemption
                                                                             Features S.F. -                                 Annual
 Port-            Aggregate                                      Date of    Sinking Fund Opt.                 Market Value  Interest
 folio   Rating   Principal      Name of Issuer and     Coupon   Maturity    - Optional Call   Cost of Bonds  as of March    Income
  No.   (Note A)   Amount          Title of Bond         Rate    (Note B)       (Note B)         to Trust       31, 2002    to Trust
------------------------------------------------------------------------------------------------------------------------------------
   1      AAA    $1,105,000   County of Otsego          5.375%   11/01/20   11/01/14 @ 100      $1,113,288     $1,111,497   $ 59,394
                                 Industrial                                 S.F. 11/01/08 @
                                 Development Agency,                        101 Opt.
                                 Civic Facility
                                 Revenue Bonds
                                 (Bassett Healthcare
                                 Obligated Group
                                 Project), Series
                                 1998B (MBIA Insured)
   2      AAA      455,000    County of Monroe           5.250   04/01/23   04/01/19 @ 100        451,587       455,605       23,888
                                 Industrial                                 S.F. 04/01/08 @
                                 Development Agency,                        101 Opt.
                                 Civic Facility
                                 Revenue Bonds
                                 (Nazareth College of
                                 Rochester Project),
                                 Series 1998 (MBIA
                                 Insured)
   3      AAA     1,800,000   Dormitory Authority of     5.000   02/15/25   02/15/22 @ 100       1,740,600     1,710,522      90,000
                                 the State of New                           S.F. 02/15/08 @
                                 York, Secured                              101.5 Opt.
                                 Hospital Insured
                                 Revenue Bonds
                                 (Southside Hospital),
                                 Series 1998 (MBIA
                                 Insured)
   4      AAA     1,700,000   Dormitory Authority of    5.000%   07/01/21   07/01/17 @ 100       1,642,880     1,640,653      85,000
                                 the State of New                           S.F. 07/01/04 @
                                 York, Mount Sinai                          102 Opt.
                                 School of Medicine
                                 Insured Revenue
                                 Bonds, Series 1994A
                                 (MBIA Insured)


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140


                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2002
                                  (Continued)

              =====================================================


                                                                              Redemption
                                                                            Features S.F. -                                  Annual
 Port-            Aggregate                                      Date of   Sinking Fund Opt.                  Market Value  Interest
 folio   Rating   Principal      Name of Issuer and     Coupon   Maturity   - Optional Call    Cost of Bonds  as of March    Income
  No.   (Note A)   Amount          Title of Bond         Rate    (Note B)      (Note B)          to Trust       31, 2002    to Trust
------------------------------------------------------------------------------------------------------------------------------------
   5      AAA    $1,190,000   Dormitory Authority of    5.000   08/01/32   08/04/24 @ 100       $1,142,400     $1,116,101  $  59,500
                                 the State of New                          S.F. 02/01/08 @
                                 York, The New York                        101 Opt.
                                 and Presbyterian
                                 Hospital FHA Insured
                                 Mortgage Hospital
                                 Revenue Bonds, Series
                                 1998 (AMBAC Insured)
   6      AAA     1,700,000   Metropolitan              4.750   04/01/28   04/01/24 @ 100        1,569,950      1,553,325     80,750
                                 Transportation                            S.F. 04/01/08 @
                                 Authority, Dedicated                      101 Opt.
                                 Tax Fund Bonds,
                                 Series 1998A (FGIC
                                 Insured)
                                                                                             ---------------------------------------
                ------------
                 $7,950,000                                                                     $7,660,705     $7,587,703  $ 398,532
                ============                                                                 =======================================

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 140


                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2002
                                  (Continued)


              =====================================================



                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145


Prospectus, Part A                 4,953 Units              Dated: July 29, 2002


          NOTE: Part A of this Prospectus may not be distributed unless accompanied by Part B.
          -------------------------------------------------------------


        This Prospectus consists of two parts. The first part contains a "Summary of Essential Financial Information" on the reverse hereof as of April 30, 2002, and a summary of additional specific information including "Special Factors Concerning the Portfolio" and audited financial statements of the Trust, including the related bond portfolio, as of March 31, 2002. The second part of this Prospectus contains a general summary of the Trust and "Special Factors Affecting New York."


        The Trust is a unit investment trust formed for the purpose of obtaining tax-exempt interest income through investment in a diversified, insured portfolio of long-term bonds, issued by or on behalf of the State of New York and counties, municipalities, authorities or political subdivisions thereof or issued by certain United States territories or possessions and their public authorities (the "Bonds"). See Part B under "The Trust." The Bonds deposited in the portfolio of the Trust are sometimes referred to herein as the "Securities." Insurance guaranteeing the payment of principal and interest on the Securities while in the Trust has been obtained by the Trust from the Insurer as set forth in Part B under "Insurance on the Bonds." Such insurance does not guarantee the market value of the Securities or the Units offered hereby. The payment of interest and the preservation of principal are, of course, dependent upon the continuing ability of the issuers of the Bonds and any other insurer to meet their obligations. As a result of the insurance on the Bonds, all of the Units and the Bonds, while in the Trust, will be rated AAA by Standard & Poor's Corporation as of the Date of Deposit and Moody's Investors Service will assign a rating of AAA to all Bonds in the Trust, as insured.

        Offering. The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsors either by purchase from the Trustee of Units tendered for redemption or in the secondary market. See Part B under "Rights of Unit Holders--Redemption--Purchase by the Sponsors of Units Tendered for Redemption" and "Public Offering--Market for Units." The price at which the Units offered hereby were acquired was not less than the redemption price determined as described herein. See Part B under "Rights of Unit Holders-- Redemption--Computation of Redemption Price per Unit."

        The Public Offering Price of the Units is based on the aggregate bid price of the Securities in the Trust divided by the number of Units outstanding, plus a sales charge determined on the basis of the maturities of the Securities in the Trust. See "Public Offering--Offering Price" in Part B of this Prospectus.

        Market for Units. The Sponsors, although they are not obligated to do so, intend to maintain a secondary market for the Units at prices based upon the aggregate bid price of the Securities in the Trust plus accrued interest to the date of settlement, as more fully described in Part B under "Public Offering -- Market for Units." If such a market is not maintained, a Unit holder may be able to dispose of his Units only through redemption at prices based upon the aggregate bid price of the underlying Securities. The purchase price of the Securities in the Trust, if they were available for direct purchase by investors, would not include the sales charges included in the Public Offering Price of the Units.

        Investors should retain both Parts of this Prospectus for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 145


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 30, 2002


                       SPONSORS:      GLICKENHAUS & CO.
                                      LEBENTHAL, A DIVISION OF ADVEST, INC.

             AGENT FOR SPONSORS:      GLICKENHAUS & CO.
                        TRUSTEE:      THE BANK OF NEW YORK
                      EVALUATOR:      FT INTERACTIVE DATA



Aggregate Principal Amount of Bonds in the Trust:                  $   4,965,000

Number of Units(1):                                                        4,953

Fractional Undivided Interest in the Trust Per Unit:                     1/4,952

Total Value of Securities in the Portfolio (Based on
Bid Side Evaluations of Securities):                               $4,628,143.80
                                                              ------------------

Sponsors' Repurchase Price Per Unit:                               $      933.00

Plus Sales Charge(2):                                                      58.50
                                                              ------------------
Public Offering Price Per Unit(3):                                 $      991.50

                                                              ------------------
Redemption Price Per Unit(4):                                      $      933.00

Excess of Public Offering Price Over Redemption
Price Per Unit:                                                     $      58.50

Weighted Average Maturity of Bonds in the Trust:                    26.841 years



Evaluation Time:                      2:00 p.m., Eastern Time, on the day next
                                      following receipt by a Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.


Annual Insurance Premium:             $1,500

Evaluator's Fee:                      $.55 for each issue of Bonds in the Trust
                                      for each daily valuation.

Trustee's Annual Fee:                 For each $1,000 principal amount of Bonds
                                      in the Trust, $1.07 under the monthly and $.67 under the semi-annual distribution plan.

Sponsors' Annual Fee:                 Maximum of $.25 per $1,000 face amount of
                                      underlying securities.

Date of Deposit:                      May 25, 1999

Date of Trust Agreement:              May 25, 1999

Mandatory Termination Date:           June 15, 2031

Minimum Principal Distribution:       $1.00 per Unit

Minimum Value of the Trust
   under which Trust Agreement
   may be Terminated:                 $1,000,000

           EMPIRE STATE MUNICIPAL EXEMPT TRUST, GUARANTEED SERIES 145


                   SUMMARY OF ESSENTIAL FINANCIAL INFORMATION
                                AT APRIL 30, 2002
                                   (Continued)

                                                     Monthly        Semi-annual
                                                  -------------   --------------

P    Estimated Annual Interest Income:               $48.36          $48.36

       Less Annual Premium on Portfolio Insurance       .30             .30

E      Less Estimated Annual Expenses                  2.32            1.65
                                                  -------------   --------------
R    Estimated Net Annual Interest Income:           $45.74          $46.41
                                                  -------------   --------------

U    Estimated Interest Distribution:               $  3.81          $23.21

N    Estimated Current Return Based on Public
       Offering Price(5):                              4.61%           4.68%

I
     Estimated Long-Term Return Based on Public
       Offering Price(6):                              4.66%           4.73%
T
     Estimated Daily Rate of Net Interest Accrual:     $.12706         $.12892


     Record Dates:                                   15th Day of     15th Day of
                                                        Month          May and
                                                                       November

     Payment Dates:                                  1st Day of       1st Day of
                                                        Month          June and
                                                                       December


----------
1. The number of units are expressed in whole numbers with no adjustment for factional units.

2. The sales charge is determined based on the maturities of the underlying securities in the portfolio. See "Public Offering--Offering Price" in Part B of this Prospectus.

3. Plus accrued interest to May 3, 2002, the expected date of settlement, of $2.29 monthly and $21.68 semi-annually.

4. Based solely upon the bid side evaluations of the portfolio securities. Upon tender for redemption, the price to be paid will include accrued interest as described in Part B under "Rights of Unit Holders--Redemption--Computation of Redemption Price per Unit."

5. Estimated Current Return is calculated by dividing the estimated net annual interest income received in cash per Unit by the Public Offering Price. Interest income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator, and with the redemption, maturity, exchange or sale of Securities. This calculation, which includes cash income accrual only, does not include discount accretion on original issue discount bonds or on zero coupon bonds or premium amortization on bonds purchased at a premium. See "Taxes" and "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

6. Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. See "Estimated Current Return and Estimated Long-Term Return to Unit Holders" in Part B of this Prospectus.

Portfolio Information
---------------------

    On March 31, 2002, the bid side valuation of 100% of the aggregate principal amount of Bonds in the Portfolio for this Trust was at a discount from par and 0% was at a premium over par. See Note (B) to "Tax-Exempt Bond Portfolio" for information concerning call and redemption features of the Bonds.

Special Factors Concerning the Portfolio
----------------------------------------

    The Portfolio consists of 5 issues of Bonds issued by entities located in New York or certain United States territories or possessions. The following information is being supplied to inform Unit holders of circumstances affecting the Trust. 19.4% of the aggregate principal amount of the bonds in the portfolio are general obligations of the governmental entities issuing them and are backed by taxing power thereof. 80.6% of the aggregate principal amount of the Bonds in the Portfolio are payable from the income of specific projects or authorities and are not supported by the issuers' power to levy taxes.

    Although income to pay such Bonds may be derived from more than one source, the primary sources of such income, the number of issues (and the related dollar weighted percentage of such issues) deriving income from such sources and the purpose of issue are as follows: General Obligations, 1 (19.4%); Health Care, 2 (40.3%); Higher Education, 1 (20.1%); and Water and Sewer, 1 (20.2%). The Trust is deemed to be concentrated in the Health Care Bond category(1). Five issues, constituting 100% of the Bonds in the Portfolio, are original issue discount bonds. On March 31, 2002, all of the Bonds in the Trust were rated AAA by Standard & Poor's Corporation(2). Subsequent to such date, such ratings may have changed. See "Tax-Exempt Bond Portfolio." For a more detailed discussion, it is recommended that Unit holders consult the official statements for each Security in the Portfolio of the Trust.

    Interest income on the Bonds contained in the Trust Portfolio is, in the opinion of bond counsel to the issuing governmental authorities, excludable from gross income under the Internal Revenue Code of 1986, as amended. See "The Trust -- Portfolio" in Part B of this Prospectus.


----------
1 A Trust is considered to be "concentrated" in a particular category or issuer when the Bonds in that category or of that issuer constitute 25% or more of the aggregate face amount of the Portfolio. See "The Trust -- General Considerations" in Part B of this Prospectus.
2 For the meanings of ratings, see "Description of Bond Ratings" in Part B of this Prospectus.

Taxes
-----

    Interest on the Bonds in the Trust Portfolio is generally exempt from regular federal income taxes. It is also generally exempt from New York State and New York City personal income taxes. Bond counsel to the issuing governmental authorities delivered their opinions confirming the tax exempt status of the interest on the dates of issuance of the Bonds. See "The Trust - Portfolio" in Part B of this Prospectus.


    Gain or loss realized on a sale, maturity or redemption of the Bonds by the Trust or on a sale or redemption of a Unit by a Unit Holder must be taken into account for federal, state and local income tax purposes. It will be capital gain or loss if the Units are held as capital assets and will be long-term if the Units (and the Bonds) have been held for more than one year. The gain or loss on disposition does not include any amount received that is attributable to accrued interest or earned original issue discount (which is generally treated as tax exempt interest) or any accrued market discount (which is treated as ordinary income). Long-term capital gains realized by noncorporate taxpayers are taxed at a maximum federal income tax rate of 20% while ordinary income and short-term capital gains received by noncorporate taxpayers will be taxed at regular federal income tax rates of up to 38.6%, which generally are scheduled to be lowered gradually through 2006 under recent legislation.

                          INDEPENDENT AUDITORS' REPORT


To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 145:

We have audited the accompanying statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 145, including the bond portfolio, as of March 31, 2002, and the related statements of operations and changes in net assets for the year then ended. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 145 as of March 31, 2002, and the results of its operations and changes in net assets for the year ended March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.




GRANT THORNTON LLP




New York, New York
June 30, 2002

                          INDEPENDENT AUDITORS' REPORT



To the Sponsors, Trustee and Unit Holders of Empire State Municipal Exempt Trust, Guaranteed Series 145:

We have audited the statement of net assets of Empire State Municipal Exempt Trust, Guaranteed Series 145, including the bond portfolio, as of March 31, 2001 (not presented herein), and the related statements of operations and changes in net assets for the year ended March 31, 2001, and for the period from May 25, 1999 (initial date of deposit) to March 31, 2000. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empire State Municipal Exempt Trust, Guaranteed Series 145 as of March 31, 2001, and the results of its operations and changes in net assets for the year ended March 31, 2001, and for the period from May 25, 1999 (initial date of deposit) to March 31, 2000, in conformity with accounting principles generally accepted in the United States of America.




BDO SEIDMAN LLP





New York, New York
April 30, 2001

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145


                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2002

                       ----------------------------------


INVESTMENTS IN SECURITIES, at market value (cost $4,668,228)........  $4,557,033

ACCRUED INTEREST RECEIVABLE.........................................      64,825
                                                                      ----------
    Total trust property............................................   4,621,858

LESS - ACCRUED EXPENSES AND OTHER LIABILITIES.......................      11,256

                                                                      ----------
NET ASSETS..........................................................  $4,610,602
                                                                      ==========



NET ASSETS REPRESENTED BY:
                                              Monthly    Semi-annual
                                            distribution distribution
                                               plan          plan       Total
                                            ----------   ----------   ----------

VALUE OF FRACTIONAL UNDIVIDED INTERESTS...  $2,206,948   $2,348,056   $4,555,004

UNDISTRIBUTED NET INVESTMENT INCOME.......       8,658       46,940       55,598

                                            ----------   ----------   ----------
    Total value...........................  $2,215,606   $2,394,996   $4,610,602
                                            ----------   ----------   ----------

UNITS OUTSTANDING.........................       2,400        2,553        4,953
                                            ----------   ----------   ----------

VALUE PER UNIT............................     $923.17      $938.11



                 See accompanying notes to financial statements.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145

                            STATEMENTS OF OPERATIONS

================================================================================



                                                                   May 25, 1999
                                                                     (initial
                                                                     date of
                                       Year ended     Year ended    deposit) to
                                        March 31,      March 31,     March 31,
                                          2002           2001          2000
                                       ------------ -------------  -------------

INVESTMENT INCOME - INTEREST......       $240,165       $241,236      $202,383
                                       ------------ -------------  -------------


EXPENSES:
    Trustee fees.....................      6,394          6,302         5,024
    Evaluation fees..................        625            718           503
    Insurance premiums...............      1,500          1,500         1,275
    Sponsors' advisory fees..........      1,289          1,313         1,100
    Auditors' fees...................      1,950          1,800         1,525
                                       ------------ -------------  -------------
        Total expenses...............     11,758         11,633         9,427
                                       ------------ -------------  -------------



NET INVESTMENT INCOME................    228,407        229,603       192,956


REALIZED GAIN (LOSS) ON SECURITIES
    SOLD  OR REDEEMED (NOTE 3).......        -             (115)          -


NET CHANGE IN UNREALIZED MARKET
    APPRECIATION (DEPRECIATION)......    (79,149)       435,124      (467,170)
                                       ------------ -------------  -------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS.   $149,258       $664,612     $(274,214)
                                       ------------ -------------  -------------

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145

                       STATEMENTS OF CHANGES IN NET ASSETS

================================================================================



                                                                 Period from May
                                                                    25, 1999
                                        Year ended  Year ended  (initial date of
                                         March 31,  March 31,      deposit) to
                                           2002        2001      March 31, 2000
                                       ------------ -------------  -------------

OPERATIONS:

  Net investment income .............    $228,407      $229,603       $192,956

  Realized gain (loss) on securities          -            (115)           -
  sold or redeemed...................

  Net change in unrealized market
    appreciation (depreciation)......     (79,149)      435,124       (467,170)
                                       ------------ -------------  -------------

    Net increase (decrease) in net
      assets resultingfrom operations     149,258       664,612       (274,214)
                                       ------------ -------------  -------------

DISTRIBUTIONS TO UNIT HOLDERS OF NET
  INVESTMENT INCOME..................    (230,397)     (232,417)      (132,555)
                                       ------------ -------------  -------------

CAPITAL SHARE TRANSACTIONS:

  Issuance of 5,000 units at date of
    deposit (net of organization costs
    and gross underwriting commission
    of $264,765).....................         -             -        4,702,170

  Redemption of 3; 35 and 4 units....      (2,452)      (30,267)        (3,136)
                                       ------------ -------------  -------------

  Total capital share transactions...      (2,452)      (30,267)     4,699,034

NET INCREASE (DECREASE) IN NET
 ASSETS..............................     (83,591)      401,928      4,292,265

NET ASSETS:

  Beginning of year..................   4,694,193     4,292,265            -
                                       ------------ -------------  -------------

  End of year........................  $4,610,602    $4,694,193     $4,292,265
                                       ------------ -------------  -------------

DISTRIBUTION PER UNIT (Note 2):

  Interest:

    Monthly plan.....................      $45.93        $46.13         $32.78

    Semi-annual plan.................      $46.51        $46.55         $21.53

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145

                          NOTES TO FINANCIAL STATEMENTS

               ===================================================


NOTE 1 - ACCOUNTING POLICIES
----------------------------

        General
        -------

               The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------

               Securities are stated at bid side market value as determined by an independent outside evaluator. Securities transactions are recorded on trade date. The difference between cost and market value is reflected as unrealized appreciation (depreciation) of investments. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed. Interest income and expenses are accrued on the accrual basis.

        Taxes on income
        ---------------

               The Trust is not subject to taxes on income and, accordingly, no provision has been made.

        Per unit amounts
        ----------------

               Per  unit  amounts   reflected  in  the  accompanying   financial
statements are expressed in whole numbers with no adjustment for fractional interests.

NOTE 2 - DISTRIBUTIONS
----------------------


        Interest received by the Trust is distributed to Unit holders either semi-annually on the first day of June and December or, if elected by the Unit holder, on the first day of each month, after deducting applicable expenses. No principal distributions, resulting from the sale or redemption of securities, were made in the year ended March 31, 2002, and March 31, 2001, and the period from May 25, 1999 (initial date of deposit) to March 31, 2000.

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145

                          NOTES TO FINANCIAL STATEMENTS
                                   (Concluded)

               ===================================================



NOTE 3 - NET ASSETS
-------------------

Cost of 5,000 units at Date of Deposit                           $4,966,935
Less: organization costs and gross underwriting commission          264,765
                                                               -----------------

        Net cost - initial offering price                         4,702,170


Realized net loss on securities sold or redeemed                       (115)
Redemption of 42 units                                              (35,855)
Unrealized market depreciation of securities                       (111,195)
Undistributed net investment income                                  55,598
                                                               -----------------

        Net assets                                               $4,610,602
                                                               =================


NOTE 4 - SUBSEQUENT EVENT
-------------------------

               On April 1, 2002, a monthly income distribution of $3.83 per unit was paid to all monthly distribution plan Unit holders of record March 15, 2002.


NOTE 5 - FINANCIAL HIGHLIGHTS
-----------------------------


                                                        For the year ended March 31, 2002

                                                           Monthly           Semi-annual
                                                      distribution plan   distribution plan
                                                      ------------------- -------------------
Per Share Operating Performance:
  Net asset value, beginning of period                     $939.86            $951.60
                                                            ------             ------

  Income from investment operations
     Net investment income                                   46.12              49.90
     Net realized and change in unrealized gain (loss)      (16.88)            (16.88)
         on investment transactions

  Total from investment operations                           29.24              33.02
                                                            ------             ------

  Less distributions                                        (45.93)            (46.51)
                                                            ------             ------

  Net asset value, end of period                           $923.17            $938.11
                                                            ======             ======

Total Return:                                                3.11%              3.47%

Average Net Assets as a percentage of:
  Expenses                                                   0.25%              0.19%
  Net investment income                                      4.91%              4.97%


                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145



                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2002

       ===================================================================



                                                                         Redemption Features                 Market Value   Annual
Port-           Aggregate                                    Date of     S.F. - Sinking Fund                     as of      Interest
folio  Rating   Principal      Name of Issuer        Coupon  Maturity   Opt. - Optional Call   Cost of Bonds   March 31,   Income to
  No. (Note A)   Amount       and Title of Bond       Rate   (Note B)         (Note B)           to Trust        2002        Trust
------------------------------------------------------------------------------------------------------------------------------------
1       AAA   $1,000,000   Dormitory Authority of      5.125%  07/01/27   07/01/25 @ 100 S.F.    $   987,470  $   970,400  $51,250
                             the State of New                             01/01/08 @ 102 Opt.
                             York City University
                             Consolidated Third
                             General Resolution
                             Revenue Bonds,
                             1997 Series 1
                             (MBIA Insured)

2       AAA   965,000      The City of New York        5.000   04/15/29   04/15/25 @ 100 S.F.        935,828      909,223     48,250
                             General Obligation                           04/15/09 @ 101 Opt.
                             Bonds, Fiscal 1999
                             Series 1 (MBIA
                             Insured)

3       AAA   1,000,000    Dormitory Authority of      4.750   01/15/29   01/15/24 @ 100 S.F.        926,610      907,190     47,500
                             the State of New                             01/15/09 @ 101 Opt.
                             York Municipal
                             Health Facilities
                             Improvement
                             Program Lease
                             Revenue Bonds
                             (New York City
                             Issue), 1998 Series 1
                             (FSA Insured)

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145


                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2002
                                   (Continued)

       ===================================================================



                                                                         Redemption Features                 Market Value   Annual
Port-           Aggregate                                    Date of     S.F. - Sinking Fund                     as of      Interest
folio  Rating   Principal      Name of Issuer        Coupon  Maturity   Opt. - Optional Call   Cost of Bonds   March 31,   Income to
  No. (Note A)   Amount       and Title of Bond       Rate   (Note B)         (Note B)           to Trust        2002        Trust
------------------------------------------------------------------------------------------------------------------------------------
4       AAA   $ 1,000,000  New York City               4.750%   06/15/31  06/15/30 @ 100 S.F.    $   925,730  $   902,350  $  47,500
                             Municipal Water                              06/15/08 @ 101 Opt.
                             Finance Authority
                             Water and Sewer
                             System Revenue
                             Bonds, Fiscal 1998
                             Series A (FGIC
                             Insured)

5       AAA     1,000,000  Dormitory Authority of      4.500   08/15/28   02/15/19 @ 100 S.F.        892,590      867,870     45,000
                             the State of New York                        08/15/08 @ 101 Opt.
                             Medical Health
                             Service Facilities
                             Improvement Revenue
                             Bonds, Series 1998 F
                             (AMBAC Insured)

              ------------                                                                      ------------------------------------
              $  4,965,500                                                                       $ 4,668,228  $ 4,557,033  $ 239,500
              ============                                                                      ====================================

                       EMPIRE STATE MUNICIPAL EXEMPT TRUST
                              GUARANTEED SERIES 145


                            TAX-EXEMPT BOND PORTFOLIO
                                 MARCH 31, 2002
                                   (Continued)


       ===================================================================


                       NOTES TO TAX-EXEMPT BOND PORTFOLIO

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part B of this Prospectus. Ratings are by Standard & Poor's Corporation, except for those indicated by an asterisk (*), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard & Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

EMPIRE STATE MUNICIPAL EXEMPT TRUST                            Prospectus Part B


  Part B of this Prospectus may not be distributed unless accompanied by Part A

                                    THE TRUST


Organization. The Empire State Municipal Exempt Trust, Guaranteed Series as designated in Part A (the "Trust"), is one of a series of similar but separate unit investment trusts created under the laws of the State of New York by a Trust Indenture and Agreement* (the "Trust Agreement"). The Trust Agreement for each Trust is dated the Date of Deposit as set forth in Part A and is among Glickenhaus & Co. and Lebenthal, a division of Advest, Inc. as sponsors (the "Sponsors"), The Bank of New York, as trustee (the "Trustee") and FT Interactive Data (formerly known as Interactive Data Corporation, and before that, Muller Data Corporation), as evaluator (the "Evaluator").

Objectives. The objective of the Trust is to seek to obtain tax-exempt interest income through an investment in a fixed insured portfolio consisting primarily of long-term municipal bonds with average maturities of over ten years as of the initial Date of Deposit. No assurance can be given that the Trust's objectives will be achieved.

Portfolio. The portfolio of each Trust consists of the Bonds described in "The Portfolio" in Part A. As a result of the MBIA Insurance Corporation ("MBIA" or "Insurer") insurance, Moody's Investors Service ("Moody's") has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, while held in such Trust and Standard & Poor's Corporation, a division of McGraw-Hill (Standard & Poor's) has assigned a rating of "AAA" to the Units and Bonds as of the initial Date of Deposit. (See "Insurance on the Bonds" in this Part B).


        The following factors, among others, were considered in selecting the
Bonds:


        o whether the Bonds selected were issued by the State of New York (including its political subdivisions or authorities) or Puerto Rico (or other United States territories and their political subdivisions or authorities) so that the interest on such Bonds would be exempt from regular federal, New York State and New York City income taxes imposed on the unit holders;

        o whether the MBIA insurance for the payment of principal and interest on the Bonds is available;

        o the maturity dates of the Bonds (including whether such Bonds may be called or redeemed prior to their stated maturity);




* References in this Prospectus to the Trust Agreement are qualified in their entirety by the Trust Agreement which is incorporated herein by reference.

        o the diversity of the purpose of issue of Bonds; and

        o the cost of the Bonds relative to what the Sponsors believe is their value.


Units. Each Unit represents the fractional undivided interest in the principal and net income of the Trust. If any Units of the Trust are redeemed after the date of this prospectus, the fractional undivided interest in the Trust represented by each unredeemed Unit will increase. Units will remain outstanding until redeemed or until the termination of the Trust Agreement for the related Trust.

                                  RISK FACTORS

An investment in Units is subject to the following risks:


Failure of Issuers to Pay Interest and/or Principal. The primary risk associated with an investment in Bonds is that the issuer of the Bond will default on principal and/or interest payments when due on the Bond. However, because the Sponsors have obtained an insurance policy issued by MBIA which covers the Bonds owned by and held in the Trust and guarantees the timely payment of the interest and principal due on such Bonds, the risk of loss due to a default is greatly mitigated. Such a default would have the effect of lessening the income generated by the Trust and/or the value of the Trust's Units only if the MBIA insurance policy fails. The bond ratings assigned by major rating organizations are an indication of the issuer's ability to make interest and principal payments when due on its bonds. The inclusion of unrated bonds in certain Series of the Trust, however, may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Subsequent to the date of deposit the rating assigned to a bond may decline or a bond may cease to be rated. Neither event requires an elimination of such Bond from the portfolio, but such an event may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bonds. See "Sponsors-Responsibility." Nevertheless, due to the MBIA insurance policy, all Bonds are rated "Aaa" by Moody's so long as they remain in the Trust and all Units and Bonds are rated "AAA" by Standard & Poor's as of the initial Date of Deposit. Neither the Sponsors nor the Trustee shall be liable in any way for any default, failure or defect in any bond.


Fixed-Rate Bonds. An investment in Units of the Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates or a decrease in the federal or New York State income tax rate. Inflation and economic recession are two of the major factors, among others, which contribute to fluctuations in interest rates and the values of fixed-rate bonds.

Original Issue Discount Bonds and Zero Coupon Bonds. Certain of the Bonds in the Trust may be original issue discount bonds and/or zero coupon bonds. Original issue discount bonds are bonds originally issued at less than the market interest rate. Zero coupon bonds are original issue discount bonds that do not provide for the payment of any current interest. For Federal income tax purposes, original issue discount on tax-exempt bonds must be accrued over the term of the bonds. On sale or redemption of the Bonds, the difference between
(i) the amount realized (other
than amounts treated as tax-exempt income as described below) and (ii) the tax basis of such bonds (properly adjusted, in the circumstances described below, for the accrual of original issue discount) will be treated as taxable gain or loss. See "Tax Status" herein.


Redemption or Sale Prior to Maturity. Most of the Bonds in the Portfolio of the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A call or redemption provision is more likely to be exercised when the offering price valuation of a bond is higher than its call or redemption price. Such price valuation is likely to be higher in periods of declining interest rates. Certain of the Bonds may be sold or redeemed or otherwise mature. In such cases, the proceeds from such events will be distributed to Unit holders and will not be reinvested. Thus, no assurance can be given that the Trust will retain for any length of time its present size and composition. To the extent that a Bond was deposited in the Trust at a price higher than the price at which it is redeemable, or at a price higher than the price at which it is sold, a sale or redemption will result in a loss in the value of Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to sold or redeemed bonds. The Estimated Current Return and Estimated Long-Term Return of the Units may be adversely affected by such sales or redemptions.

Market Discount. The Portfolio of the Trust may consist of some Bonds whose current market values were below face value on the Date of Deposit. A primary reason for the market value of such Bonds being less than face value at maturity is that the interest rate of such Bonds is at lower rates than the current market interest rate for comparably rated Bonds. Bonds selling at market discounts tend to increase in market value as they approach maturity. A market discount tax-exempt Bond held to maturity will have a larger portion of its total return in the form of taxable ordinary income and less in the form of tax-exempt income than a comparable Bond bearing interest at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units.


Risk Inherent in an Investment in Different Types of Bonds. The Trust may contain or be concentrated in one or more of the classifications of Bonds referred to below. A Trust is considered to be "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate value of the Portfolio. An investment in Units of the Trust should be made with an understanding of the risks that these investments may entail, certain of which are described below.

        General Obligation Bonds. Certain of the Bonds in the Portfolio may be general obligations of a governmental entity that are secured by the taxing power of the entity. General obligation bonds are backed by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws. An entity's credit will depend on many factors: tax base, reliance on Federal or state aid, and factors which are beyond the entity's control.


        Appropriations Bonds. Certain Bonds in the Trust may be Bonds that are, in whole or in part, subject to and dependent upon either the governmental entity making appropriations from time to time or the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation is subject to the willingness or ability of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Once an annual appropriation is made, the governmental entity's obligation to make lease rental payments is absolute and unconditional regardless of any circumstances or occurrences which might arise. In the event of non-appropriation, certificateholders' or bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing. In the event of non-appropriation, the Sponsors may instruct the Trustee to sell such Bonds.

        Industrial Development Revenue Bonds ("IDRs"). IDRs including pollution control revenue bonds, are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various projects. These projects are usually operated by corporate entities. IDRs are not general obligations of governmental entities backed by their taxing power. Issuers are only obligated to pay amounts due on the IDRs to the extent that funds are available from the unexpended proceeds of the IDRs or receipts or revenues of the issuer. Payment of IDRs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Such corporate operators or guarantors that are industrial companies may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry.


        Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will be sufficient to cover the costs associated with their bonds. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility. Additionally, proposals for significant changes in the health care system and the present programs for third party payment are under consideration in Congress and many states. Future legislation or changes could adversely affect all hospitals, which in turn, could hinder their ability to make payment of principal and interest on such bonds.

        Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities. Prepayments of principal tend to be greater in periods of declining interest rates. It is possible that such prepayments could be sufficient to cause a housing bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date. To the extent that these obligations were valued at a premium when a Unit holder purchased Units, any prepayment at par would result in a loss of capital to the Unit holder and reduce the amount of income that would otherwise have been paid to Unit holders.


         Power Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates they may charge their customers, the demand for a utility's services and the cost of providing those services. Utilities may also be subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility's results of operations. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. The Sponsors cannot predict at this time the ultimate effect of such factors on the ability of any issuers to meet their obligations with respect to Bonds.

        Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of "no growth" zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

        University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors include the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds, the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution's ability to make payment on its own.


        Lease Rental Bonds. Lease rental bonds are predominantly issued by governmental authorities that have no taxing power or other means of directly raising revenues. Rather, the authorities are financing vehicles created solely for the construction of buildings or the purchase or equipment that will be used by a state or local government. Thus, the bonds are subject to the ability and willingness of the lessee government to meet its lease rental payments which include debt service on the bonds. Lease rental bonds are subject to the risk that the lessee government is not legally obligated to budget and appropriate for the rental payments beyond the current fiscal year. These bonds are also subject to the risk of abatement in many states as rental bonds cease in the event that damage, destruction or condemnation of the project prevents its use by the lessee. Also, in the event of default by the lessee government, there may be significant legal and/or practical difficulties involved in the reletting or sale of the project.

        Capital Improvement Facility Bonds. The Portfolio of a Trust may contain Bonds which are in the capital improvement facilities category. Capital improvement bonds are bonds issued to provide funds to assist political subdivisions or agencies of a state through acquisition of the underlying debt of a state or local political subdivision or agency. The risks of an investment in such bonds include the risk of possible prepayment or failure of payment of proceeds on and default of the underlying debt.

        Solid Waste Disposal Bonds. Bonds issued for solid waste disposal facilities are generally payable from tipping fees and from revenues that may be earned by the facility on the sale of electrical energy generated in the combustion of waste products. The ability of solid waste disposal facilities to meet their obligations depends upon the continued use of the facility, the successful and efficient operation of the facility and, in the case of waste-to-energy facilities, the continued ability of the facility to generate electricity on a commercial basis. Also, increasing environmental regulation of the federal, state and local level has a significant impact on waste disposal facilities. While regulation requires most waste producers to use waste disposal facilities, it also imposes significant costs on the facilities.


        Moral Obligation Bonds. The Trust may also include "moral obligation" bonds. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. Thus, such a commitment generally requires appropriation by the state legislature and accordingly does not constitute a legally enforceable obligation of debt of the state. The agencies or authorities generally have no taxing power.


        Refunded Bonds. Refunded bonds are typically secured by direct obligations of the U.S. Government, or in some cases obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally non-callable prior to maturity or the predetermined redemption date. In a few isolated instances to date, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

        Airport, Port and Highway Revenue Bonds. Certain facility revenue bonds are payable from and secured by the revenues from the ownership and operation of particular facilities, such as airports, highways and port authorities. Airport operating income may be affected by the ability of airlines to meet their obligations under the agreements with airports. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as use fees from ports, tolls on turnpikes and bridges and rents from buildings. Payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other Transit

Authority Bonds may be dependent primarily or solely on federal, state or local assistance and any fluctuations in such assistance may adversely affect payment on the bonds. The Sponsors cannot predict what effect conditions may have on revenues which are dependent for payment on these bonds.


        Special Tax Bonds. Special tax bonds are payable for and secured by the revenues derived by a municipality from a particular tax. Examples of special taxes are a tax on the rental of a hotel room, on the purchase of food and beverages, on the rental of automobiles or on the consumption of liquor. Special tax bonds are not secured by the general tax revenues of the municipality, and they do not represent general obligations of the municipality. Payment on special tax bonds may be adversely affected by a reduction in revenues realized from the underlying special tax. Also, should spending on the particular goods or services that are subject to the special tax decline, the municipality may be under no obligation to increase the rate of the special tax to ensure that sufficient revenues are raised from the shrinking taxable base.

        Tax Allocation Bonds. Tax allocation bonds are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located. Bond payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: variations in taxable values of property in the project area; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.


        Transit Authority Bonds. Mass transit is generally not self-supporting from fare revenues. Additional financial resources must be made available to ensure operation of mass transit systems as well as the timely payment of debt service. Often such financial resources include federal and state subsidies, lease rentals paid by funds of the state or local government or a pledge of a special tax. If fare revenues or the additional financial resources do not increase appropriately to pay for rising operating expenses, the ability of the issuer to adequately service the debt may be adversely affected.


        Convention Facility Bonds. Bonds in the convention facilities category include special limited obligation securities issued to finance convention and sports facilities payable from rental payments and annual governmental appropriations. The governmental agency is not obligated to make payments in any year in which the monies have not been appropriated to make such payments. Revenues from the facilities may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations. In addition, these facilities are limited use facilities that may not be used for purposes other than as convention centers or sports facilities.

        Correctional Facility Bonds. Bonds in the correctional facilities category include special limited obligation securities issued to construct, rehabilitate and purchase correctional facilities payable from governmental rental payments and/or appropriations.

        Other Revenue Bonds. Certain Series of the Trust may also contain bonds that are secured by direct obligations of the U.S. Government or, in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.


        Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. These Bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal 2000, approximately 88% of Puerto Rico's exports were to the United States mainland, which was also the source of 56% of Puerto Rico's imports. In fiscal 2000, Puerto Rico experienced a $11.4 billion positive adjusted merchandise trade balance. The dominant sectors of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1996 was $30.4 billion and gross product in fiscal 2000 was $41.4 billion ($34.8 billion in 1996 prices). This represents an increase in gross product of 36.3% from fiscal 1996 to 2000 (14.7% in 1996 prices).

        Average employment increased from 1,092,200 in fiscal 1996, to 1,159,470 in fiscal 2000. Average unemployment decreased from 13.8% in fiscal 1996, to 11% in fiscal 2000, the lowest annual unemployment rate in more than two decades. According to the Labor Department's Household Employment Survey, total employment decreased 0.1% from fiscal 2000 to fiscal 2001. Total monthly employment averaged 1,157,850 during fiscal 2001, compared to 1,159,466 in fiscal 2000.

        The Planning Board's gross product forecast for fiscal 2001, made in March 2001, projected an increase of 2.2% over fiscal 2000 and an increase of 2.0% for fiscal 2002. The performance of the economy during fiscal 2001 and 2002 will be effected principally by the performance of the United States economy and by the increase in oil prices and, to a lesser extent, by the level of interest rates. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if the level of oil prices remain at their current high levels, this may adversely affect economic activity in Puerto Rico during the remainder of fiscal 2001 and during fiscal 2002.

Special Factors Affecting New York. The following represents special considerations regarding investment in New York municipal obligations. This information provides only a brief summary, does not purport to be a complete description and is largely based on information drawn from Official Statements relating to securities offerings of New York municipal obligations available as of the date of this Prospectus. The Sponsors have not independently verified the accuracy and completeness of the information contained in such Official Statements.

        There can be no assurance that current or future statewide or regional economic difficulties, and the resulting impact on New York State (the "State") or local government finances generally, will not adversely affect the market value of New York Municipal Obligations held by the Trust or the ability of particular issues to make timely payments of debt service on these obligations.

Economic Trends

        Over the long term, the State and the City of New York (the "City") face serious potential economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City also has had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

        The State for many years has had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

        Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

New York State

        The New York Economy

        The Division of Budget ("DOB") estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the terrorists attacks of September 11, 2001. The attacks affected many sectors of the economy, including the financial sector, which has been the hardest hit. Securities industry profits are expected to decline significantly. The pace of layoffs and deteriorating wages have also caused significant risks to the New York economy. On the other hand, the construction sector has experience a net gain in employment. On average, State employment is expected to have experienced modest growth for 2001 and to decline 1.2 percent for 2002.

        A substantial amount of federal aid is projected to flow through the State to certain localities over the next several years for disaster response and reconstruction activities related to the September 11 attacks. On November 2, 2001, the federal government made available $700 million in community development block grant funds to assist New York City businesses effected by the disaster and to stimulate economic activity. Further, the President, at the request of the Governor, has waived any matching requirement for the State and City so that the federal government will provide 100 percent reimbursement for the costs of rescue, recovery, debris removal and public infrastructure repair and reconstruction. This disaster aid is projected by DOB to total $1.53 billion in the current State fiscal year and $3.74 billion in fiscal year 2002-03. This aid is expected to have a positive economic impact on the State and City.

        The 2001-02 State Financial Plan (current fiscal year)

        The State generally issues quarterly modifications to the cash-basis Financial Plan in July, October and January, as provided by law. These modifications summarize actual receipts and disbursements to date for each reporting period. They also describe any revisions to the forecast of total receipts and disbursements for the current fiscal year. The State issued its most recent update to the 2001-02 Financial Plan (the "Financial Plan") on January 31, 2002, concurrently with the release of the Executive Budget for 2002-03.

        On an unaudited basis, the State closed the 2001-02 fiscal year with a cash balance of $1.03 billion in the General Fund, excluding amounts on deposit in the refund reserve account. The State had a balance of $1.68 billion on deposit in the refund reserve account at the end of the 2001-02 fiscal year, a decrease of $68 million from the level projected in the Financial Plan.

        The 2002-03 Fiscal Year -- Executive Budget Forecast

        The Governor presented his 2002-03 Executive Budget to the Legislature on January 22, 2002, and on February 21, 2002, the Governor submitted amendments to the Executive Budget, as authorized by the State Constitution. These amendments did not alter the 2002-03 General Fund projections for receipts and disbursements contained in the Executive Budget. The Executive Budget contains financial projections for the State's 2001-02 through 2004-05 fiscal years, a detailed economic forecast for calendar years 2001 and 2002, and a proposed capital program and financial plan for the 2002-03 through 2006-07 fiscal years.

        The Executive Budget projects total General Fund receipts at $38.85 billion, a decrease of $3.58 billion from the current fiscal year. The General Fund is expected to include an additional $1.37 billion from the current General Fund thus bringing 2002-03 total projected resources to $40.22, a decrease of $1.23 billion from 2001-02. The State expects to end the 2002-03 fiscal year with a closing General Fund balance of $710 million. Further, the Executive Budget projects General Fund budget gaps of $2.8 billion for 2003-04 and $3.3 billion for 2004-05 fiscal years.

        On March 26, 2002, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2002-03 fiscal year. However, the State failed to take final action on all other Executive Budget recommendations by April 1, the start of the 2002-03 fiscal year. Legislation was also enacted on March 26, 2002, that extends certain revenue-raising authority and makes interim appropriations. In prior years, the State has enacted similar interim appropriations to permit the State to continue operations until final action on the budget. The Governor and legislative leaders are continuing negotiations over the budget for fiscal year 2002-03.

        There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth above.

        Special Considerations

        The attacks of September 11 and the national recession are expected to have materially adverse financial consequences for the State. At this point, it is no longer possible to separate the impact of the terrorist attacks from the national recession, but the combined effect of both events introduces significant uncertainty into the current Financial Plan estimates. In the long term the most significant risk is the possible loss of important economic activity in the State. A substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

        Further, on March 9, 2002, the President signed economic stimulus legislation, which includes temporary tax provisions aimed at creating redevelopment incentives for businesses located in the Liberty Zone, the areas surrounding the World Trade Center site. Certain components of this package have the potential to adversely affect State tax revenues. The most significant impact concerns a provision that allows expanded expensing of investment costs against federal taxable income. Since the State uses federal taxable income as the starting point for calculating taxable income, the provision will adversely impact State tax revenues unless the State acts to restructure the basis for calculating the tax.

        In addition to the recent terrorist attacks in New York City, many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State's control. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by recent events, including the events of September 11, 2001. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation, continued foreign competition or a sustained economic downturn, may have more significant adverse effects on employment than expected. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

        Ratings

        Standard & Poor's rates the State's general obligation bonds AA, and Moody's rates the State's general obligation bonds A2. On December 19, 2000, Standard & Poor's revised its rating on the State's general obligation bonds from A+ to AA.


New York City

        Overview

        The City, with a population of approximately 8.0 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

        For each of the 1981 through 2001 fiscal years, the City has had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

        In addition, for its normal operations, the City depends on aid from the State, both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction or delay in the receipt of federal grants which could have adverse effects on the City's cash flow or revenues.

        The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2002 through 2005 fiscal years. The City's projections set forth in the financial plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid and the impact on City revenues and expenditures of any future federal or State policies affecting the City.

        Implementation of the financial plan is also dependent upon the City's ability to market its securities successfully. The City's program for financing capital projects for fiscal years 2002 through 2005 contemplates the issuance of approximately $11.0 billion of general obligation bonds and approximately $4.0 billion of bonds (excluding bond anticipation notes and recovery bonds and notes issued to pay costs relating to the September 11 attacks) to be issued by the New York City Transitional Finance Authority. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

        The 2002-05 Financial Plan

        As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. On December 4, 2001, the City released the 2002-05 Financial Plan (the "City Financial Plan"), which relates to the City and certain entities which receive funds from the City. The City Financial Plan projects a surplus for the 2002 fiscal year, balanced in accordance with GAAP, and projects gaps of $3.6 billion, $4.0 billion and $3.9 billion for fiscal years 2003 through 2005, respectively, after implementation of a gap-closing program for fiscal year 2002 proposed in the City Financial Plan. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.

        Special Considerations

        The City Financial Plan is based on numerous assumptions, including the condition of the City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected and is subject to various other uncertainties and contingencies. Although the City has maintained balanced budgets in each of its last twenty-one fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

        The economic and financial condition of the City may be affected by various financial, social, economic and other factors which could have a material effect on the City. Further, prior to the terrorist attacks of September 11, 2001, the national and local economy had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the terrorist attacks will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The September 11 attacks increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of September 11 on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from federal, State, City and other sources which will be required.

        Ratings

        On September 13, 2000, Standard & Poor's revised its rating of City bonds upward to A. Moody's rating of City bonds was revised in August 2000 to A2 from A3. On November 16, 2001, Moody's revised its outlook on City bonds to negative from uncertain. The revised outlook reflects the disruptive effects of the September 11 attack on the City's economy, the effects of the national economic recession that evidenced strain on the critical financial services sector even prior to September 11 and projections of resultant current year and outyear revenue loss and spending increases attributable to these events. On March 8, 1999, Fitch Ratings revised its rating of City bonds upward to A from A- and on September 15, 2000, Fitch Ratings revised its rating to A+. Moody's, Standard & Poor's and Fitch Ratings currently rate the City's outstanding general obligation bonds A2, A and A+, respectively.

Litigation

        A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the State Financial Plan.

        The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 2001, amounted to approximately $4.2 billion.


        Litigation and Legislation. To the best knowledge of the Sponsors, there is no litigation pending as of the date hereof in respect of any Bonds which might reasonably be expected to have a material adverse effect upon the Trust. Litigation may be initiated on a variety of grounds, or legislation may be enacted, with respect to Bonds in the Trust. Litigation, for example, challenging the issuance of pollution control revenue bonds under environmental protection statutes may affect the validity of Bonds or the tax-free nature of their interest. While the outcome of litigation of this nature can never be entirely predicted, opinions of bond counsel are delivered on the date of issuance of each Bond to the effect that the Bond has been validly issued and that the interest thereon is exempt from New York State, New York City and regular Federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to make payments due on the Bonds.


        Tax Exemption. From time to time Congress considers proposals to tax the interest on state and local obligations, such as the Bonds. The Supreme Court has concluded that the U.S. Constitution does not prohibit Congress from passing a nondiscriminatory tax on interest on state and local obligations. This type of legislation, if enacted into law, could adversely affect an investment in Units. The recent reduction in federal income tax rates applicable to interest income and the scheduled gradual further reduction in such rates over the next several years may have the effect of making tax-exempt interest relatively less advantageous compared to the benefit of such tax exemption under higher tax rates since the interest rates on tax-exempt bonds tends to be lower than on similar bonds. See "Tax Status" herein for a more detailed discussion concerning the tax consequences of an investment in Units. Unit holders are urged to consult their own tax advisers.


                             INSURANCE ON THE BONDS


        Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in the Trust has been obtained from the Insurer by the Trust. The Insurer has issued a policy of insurance covering each of the Bonds in the Trust, including Pre-insured Bonds. The insurance obtained by the Trust from the Insurer is only effective as to Bonds owned by and held in the Trust and, consequently, does not cover Bonds for which the contract for purchase fails. A "when issued" Bond will be covered under the MBIA policy upon the settlement date of the issue of such "when issued" Bond. The MBIA policy shall continue in force only with respect to Bonds held in and owned by the Trust. The Insurer shall not have any liability under the policy with respect to any Bonds that do not constitute part of the Trust. In determining to insure the Bonds, the Insurer has applied its own standards which generally correspond to the standards it has established for determining the insurability of new issues of municipal bonds. Except as indicated herein under "Public Offering Price," insurance obtained by the Trust has no effect on the price or redemption value of the Units.


        By the terms of its policy, the Insurer will unconditionally guarantee to the Trust the payment, when due, required of the issuer of the Bonds of an amount equal to the principal of (either at the stated maturity or at the time a mandatory sinking fund payment becomes due) and interest on the Bonds as such payments shall become due but are not paid. No representation is made as to the ability of the insurer to meet its commitments. Except as provided below with respect to issues of small issue industrial development Bonds and pollution control revenue Bonds, in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration of payment. The Insurer will be responsible for such payments less any amounts received by the Trust from any trustee for the Bond issuers or from any other source. Except as provided below, the insurance policy does not guarantee payment on an accelerated basis of the payment of any redemption premium or the value of the Units of the Trust. The MBIA policy also does not insure against nonpayment of principal or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development Bonds and pollution control revenue Bonds covered by the policy, the Insurer guarantees any accelerated payments required to be made by or on behalf of an issuer of such Bonds if there occurs, pursuant to the terms of the Bonds, an event which results in the loss of the tax-exempt status of interest on such Bonds. The Insurer may not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to their validity were rendered by bond counsel to their respective issuing authorities.

        When an issue is accepted for MBIA insurance, a non-cancelable policy for the payment of interest on and principal of the bonds is issued by the Insurer. A single or annual premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by the Trust for the insurance it obtains from the Insurer on the Bonds in the Trust that are not also MBIA Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds. No premium will be paid by the Trust for the insurance it obtains from the Insurer on Bonds that are also MBIA Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds.

        The policy is non-cancelable and will continue in force so long as the Trust is in existence and the Securities described in the policy continue to be held in and owned by the Trust. Failure to pay premiums on the MBIA policy obtained by the Trust will not result in the cancellation of insurance but will force the Insurer to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from the Trust.


        The policy shall terminate as to any Bond which has been redeemed from the Trust or sold by the Trustee on the date of such redemption or on the settlement date of such sale, and the Insurer shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the policy as to any Bond shall not affect the Insurer's obligations regarding any other Bond in the Trust or any other trust which has obtained a MBIA insurance policy. The policy will terminate as to all Bonds on the date on which the last of the Bonds matures, is redeemed or is sold by the Trust.

        Pursuant to an irrevocable commitment of the Insurer, the Trustee upon the sale of a Bond in the Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bond) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in the Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in the Trust upon instruction from the Sponsors only if upon such exercise the Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond were sold on an uninsured basis.

        The contract of insurance relating to the Trust, certain agreements relating to the Permanent Insurance and the negotiations in respect thereof represent the only significant relationship between the Insurer and the Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with the Trust or the Sponsors, except that the Sponsors may from time to time in the normal course of their business, participate as underwriters or as managers or as members of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer. Although all issues contained in the Trust are individually insured, neither the Trust, the Units nor the portfolio is insured directly or indirectly by the Insurer.

        A purpose of the insurance on the Bonds in the portfolio obtained by the Trust is to obtain a higher yield on the Trust portfolio than would be available if all the Securities in such portfolio had Standard & Poor's "AAA" rating and/or Moody's "Aaa" rating but were uninsured and yet, at the same time, to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in the Trust (all of which are rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's, respectively) may or may not have a higher yield than uninsured bonds rated "AAA" by Standard & Poor's and/or "Aaa" by Moody's. In selecting Pre-insured Bonds for the portfolio of the Trust, the Sponsors have applied the criteria described herein under the heading "Portfolio." Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by the Trust from MBIA Inc. or MBIA Corp. as long as the Bond is held in the Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted.

        Because the Securities in the Trust are insured by MBIA as to the payment of principal and interest, Standard & Poor's has assigned its "AAA" investment rating to the Units and Bonds in the Trust, as insured, as of the initial Date of Deposit, and Moody's has assigned a rating of "Aaa" to all of the Bonds in the Trust, as insured, for as long as they are held in such Trust. See "Notes to Portfolio" in Part A. Also, these ratings reflect Standard & Poor's and Moody's assessments of the creditworthiness of the Insurer and their ability to pay claims on their policies of insurance. The obtaining of these ratings by the Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or Moody's or as a guarantee of the market value of the Trust or of the Units. These ratings are not a recommendation to buy, hold or sell and do not take into account the extent to which Trust expenses or portfolio asset sales for less than the Trust's acquisition price will reduce payment to the Unit holders of the interest or principal.

        MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam.

        As of December 31, 2001, the Insurer had admitted assets of $8.5 billion (audited), total liabilities of $5.6 billion (audited), and total capital and surplus of $2.9 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of March 31, 2002, the Insurer had admitted assets of $8.6 billion (unaudited), total liabilities of $5.7 billion (unaudited), and total capital and surplus of $2.9 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available from the Insurer. The address of the Insurer is 113 King Street, Armonk, New York 10504.

        No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsors are not aware that the information herein is inaccurate or incomplete as of the date hereof.

                                 PUBLIC OFFERING

Offering Price. The Public Offering Price of the Units of the Trust is based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The Sponsors have implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases. For purposes of computation, Bonds will be deemed to mature on their expressed maturity dates unless the Evaluator evaluates the price of the Bonds to a different date such as a call date or a mandatory tender date, in which case the maturity will be deemed to be such other date.

        This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:


                                        Secondary Market Period Sales Charge
                                        ------------------------------------
                                         Percentage of     Percentage of
                                         Public Offering    Net Amount
Years to Maturity Per Bond               Price Per Bond      Invested
--------------------------               --------------      --------

less than 2 years....................         1.0%             1.010%

2 but less than 3....................         2.0%             2.091%

3 but less than 4....................         3.0%             3.093%

4 but less than 8....................         4.0%             4.167%

8 but less than 12...................         5.0%             5.363%

12 but less than 15..................         5.5%             5.820%

15 or more...........................         5.9%             6.270%


        A minimum sales charge of 1.0% of the Public Offering Price will be applied to all secondary market unit purchases.

        A proportionate share of accrued and undistributed interest on the Securities at the date of delivery of the Units to the purchaser is also added to the Public Offering Price.


        Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Units due to the MBIA insurance obtained by the Trust. See also

"Rights of Unit Holders--Certificates" and "Rights of Unit Holders--Redemption" in Part B for information relating to redemption of Units. The Evaluator will consider the following factors in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsors' opinion, in significant risk of such default ("Defaulted Bonds") and which are covered by insurance obtained by the Trust: (i) the value of the insurance guaranteeing interest and principal payments and (ii) the market value of the Securities and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and of a creditworthiness of minimum investment grade. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. In any case, the Evaluator will consider the ability of MBIA to meet its commitments under the Trust's insurance policy and MBIA's commitment to issue Permanent Insurance. The Evaluator intends to use a similar valuation method with respect to Securities insured by the Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Unit holders to redeem their Units may occur, see "Rights of Unit Holders--Redemption" in Part B.

        Certain commercial banks are making Units of the Trust available to their customers on an agency basis. Further, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This legislation grants banks authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. A portion of the sales charge discussed above is retained by or remitted to the banks or their financial subsidiaries for these agency and brokerage transactions.


        If the Trustee does not exercise the right to obtain Permanent Insurance as to any Defaulted Bonds in the Trust, it is the present intention of the Trustee (assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bonds), so long as the Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE OBTAINED BY THE TRUST CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some party other than the Trust, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by the Trust from MBIA as long as the Bond is held in the Trust.


        Market for Units. Although they are not obligated to do so, the Sponsors have maintained and intend to continue to maintain a market for the Units of the Trust and continuously to offer to purchase Units of the Trust at prices based on the aggregate bid price of the related Securities. The Sponsors' Repurchase Price shall not be less than the Redemption Price plus accrued interest through the expected date of settlement. (See "Rights of Unit

Holders--Redemption-- Computation of Redemption Price per Unit" in Part B.) There is no sales charge incurred when a Unit holder sells Units back to the Sponsors. Any Units repurchased by the Sponsors may be reoffered to the public by the Sponsors at the Public Offering Price at such time, plus accrued interest.

        If the supply of Units of any Series exceeds demand, or for some other business reason, the Sponsors may discontinue purchases of Units of such Series at prices based on the aggregate bid price of the Securities. The Sponsors do not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of the Trust. In the event that a market is not maintained for the Units of the Trust, a Unit holder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the Redemption Price, which is based upon the aggregate bid price of the underlying Securities. The aggregate bid price of the Securities in the Trust may be expected to be less than the aggregate offering price. If a Unit holder wishes to dispose of his Units, he should inquire of the Sponsors as to current market prices prior to making a tender for redemption to the Trustee. See "Rights of Unit Holders--Redemption" and "Sponsors" in Part B.

        Employees (and their immediate families) of Glickenhaus & Co. and Lebenthal, a division of Advest, Inc. may, pursuant to employee benefit arrangements, purchase Units of the Trust at the bid side of the underlying securities, divided by the number of Units outstanding plus a reduced sales charge of 1.5% of the Public Offering Price. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsors' secondary market, so long as it is being maintained.

        Distribution of Units. The Sponsors are the sole underwriters of the Units. It is the Sponsor's intention to effect a public distribution of the Units solely through their own organizations. Units may, however, be sold to dealers who are members of the National Association of Securities Dealers, Inc. at a discount. Such discount is subject to change from time to time by the Agent for the Sponsors. Sales will be made only with respect to the whole Units, and the Sponsors reserve the right to reject, in whole or in part, any order for the purchase of Units. It is the Sponsor's intention to continue to qualify Units of the Trust for sale where such qualification is necessary. In maintaining a market for the Units (see "Public Offering - Market for Units"), the Sponsors will realize profits or sustain losses in the amount of any difference between the price at which they buy Units and the price at which they resell such Units (based on the Public Offering Price described in the currently effective Prospectus which includes the sales charge set forth in Part A of this Prospectus under "Summary of Essential Information", or "Summary of Essential Financial Information" in some Trusts) or the price at which they may redeem such Units (based upon the aggregate bid side evaluation of the Securities), as the case may be, and to the extent that they earn sales charges on resales.


                          ESTIMATED CURRENT RETURN AND
                   ESTIMATED LONG-TERM RETURN TO UNIT HOLDERS


        Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated

Current Return and Estimated Long-Term Return. Estimated Current Return based on the Public Offering Price per Unit and Estimated Long-Term Return per Unit and information regarding the estimated monthly and semi-annual distributions of interest are set forth under the Summary of Essential Information in Part A.


        Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Information" in Part A will be realized in the future.

        Estimated Long-Term Return is calculated using a formula that (i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the Trust and (ii) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be greater than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Information" in Part A will be realized in the future.


                                   TAX STATUS

        This is a general discussion of some of the income tax consequences of the ownership and disposition of Units by U.S. citizens and residents and corporations organized in the U.S. It applies only to investors who hold the Units as capital assets. It does not discuss rules that apply to investors subject to special tax treatment, such as securities dealers, financial institutions, insurance companies and anyone who holds Units as part of a hedge or straddle. Unitholders should consult their tax advisors in determining the federal, state and local or other tax consequences of the purchase, ownership and disposition of Units.

The Bonds


        In the opinions of bond counsel delivered the dates the Bonds were issued (or in opinions to be delivered, in the case of when-issued Bonds), the interest on the Bonds is excludable from gross income for regular Federal income tax purposes under the law in effect at the time the Bonds were issued (except in certain circumstances because of the identity of the holder).


        In the opinion of such bond counsel, an individual holder who resides in New York State or City will not be subject, respectively, to New York State or City tax on interest income derived from the Bonds held in the Trust (except in certain limited circumstances), although such an individual will be subject to New York State and (if a City resident), City tax, with respect to any gains realized when Bonds or Units are sold, redeemed or paid at maturity. However, interest on the Bonds may be subject to other state and local taxes. Interest on the Bonds is not excludable from net income in determining New York State or New York City franchise taxes on corporations or financial institutions. The Sponsors and Paul, Hastings, Janofsky & Walker LLP have not made and will not make any review of the procedures for the issuance of the Bonds or the basis for these opinions.


        In the opinions of bond counsel delivered at the time of issuance of the Bonds, referred to above, none of the interest received on the Bonds is subject to the alternative minimum tax for individuals. However, the interest will be included in the calculation of a corporation's alternative minimum tax.


        In the case of certain Bonds, the opinions of bond counsel may indicate that interest received by a substantial user of the facilities financed with proceeds of the Bonds, or persons related thereto, will not be exempt from regular federal income taxes, although interest on those Bonds received by others would be exempt. The term substantial user includes only a person whose gross revenue derived with respect to the facilities financed by the issuance of the Bonds is more than 5% of the total revenue derived by all users of those facilities, or who occupies more than 5% of the usable areas of those facilities or for whom those facilities or a part thereof were specifically constructed, reconstructed or acquired. Related persons are defined to include certain related natural persons, affiliated corporations, partners and partnerships. Similar rules may be applicable for state tax purposes.


        No investigation has been made as to the current or future owners or users of the facilities financed by the bonds, the amount of such persons' outstanding tax-exempt private activities bonds, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.


The Trust

        In the opinion of Paul Hastings Janofsky & Walker LLP, special counsel for the Sponsors, under existing law:

        The Trust is not an association taxable as a corporation for federal income tax purposes, and interest on the Bonds that is excludable from federal gross income when received by the Trust will be excludable from the federal gross income of the Unit holders.

        Any proceeds paid under the insurance policy described above issued to the Trust with respect to the Bonds and any proceeds paid under individual policies obtained by issuers of Bonds or other parties that represent maturing interest on defaulted obligations held by the Trust will be excludable from federal gross income and from New York State and City personal income to the same extent as such interest would have been excludable if paid in the normal course by the issuer of the defaulted obligations.


        Each Unit holder will be considered the owner of a pro rata portion of the Bonds and any other assets held in the Trust under the grantor trust rules of the Code. Each Unit holder will be considered to have received its pro rata share of income from the Bonds held by the Trust on receipt by the Trust (or earlier accrual, depending on the Unit holder's method of accounting and depending on the existence of any original issue discount), and each Unit holder will have a taxable event when an underlying Bond is disposed of (whether by sale, redemption, or payment at maturity) or when the Unit holder redeems or sells its Units.


        Under the income tax laws of the State and City of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders.


        A Unit holder who is a non-resident of New York will not be subject to New York State or City income tax on any interest or gain derived from its interest in the Trust's assets or upon any gain from the sale of its Units except to the extent that such gain is from property employed in a business, trade, profession or occupation carried on in the State of New York.

        The opinion of Paul, Hastings, Janofsky & Walker LLP, expressed immediately above, as to the tax status of the Trust is not affected by the provision of the Trust Agreement that authorizes the acquisition of Replacement Bonds or by the implementation of the option automatically to reinvest principal and interest distributions from the Trust pursuant to the Automatic Accumulation Plan, described under "Automatic Accumulation Account" in this Part B.


Other Tax Issues


        The Trust may contain Bonds issued with original issue discount. Unit holders are required to accrue tax-exempt original issue discount by using the constant interest method provided for the holders of taxable obligations and to increase the basis of a tax-exempt obligation by the amount of accrued tax-exempt original issue discount. These provisions are applicable to obligations issued after September 3, 1982, and acquired after March 1, 1984. The Trust's tax basis (and the Unit holder's tax basis) in a Bond is increased by any accrued original issue discount.

        Unit holders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds. It is possible that in determining state and local taxes, interest on tax-exempt bonds issued with original issue discount may be deemed to be received in the year of accrual even though there is no corresponding cash payment.


        The total cost of a Unit to a Unit holder, including sales charge, is allocated among the Bonds held in the Trust (in proportion to the values of each Bond) in order to determine the Unit holder's per Unit tax basis for each Bond. The tax basis reduction requirements of the Code relating to amortization of bond premium discussed below will apply separately to the per Unit cost of each such Bond. A New York State or City resident should determine its basis and holding period for its Units for New York State and City tax purposes in the same manner as for federal tax purposes.

        A Unit holder will be considered to have purchased its pro rata interest in a Bond at a premium when it acquires a Unit if its tax cost for its pro rata interest in the Bond exceeds its pro rata interest in the Bond's face amount (or the issue price plus accrued original issue discount of an original issue discount bond). The Unit holder will be required to amortize any premium over the period remaining before the maturity or call date of the Bond. Amortization of premium on a Bond will reduce a Unit holder's tax basis for its pro rata interest in the Bond, but will not result in any deduction from the Unit holder's income. Thus, for example, a Unit holder who purchases a Unit at a price that results in a Bond premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Unit holder is considered to have held such interest.


        Bond premium must be amortized under the method the Unit holder regularly employs for amortizing bond premium (assuming such method is reasonable). With respect to a callable bond, the premium must be computed with respect to the call price and be amortized to the first call date (and successively to later call dates based on the call prices for those dates).


        Gain (or loss) realized on the sale, maturity or redemption of the Bonds or on the sale or redemption of a Unit is includible in gross income for federal income tax purposes. That gain will be capital gain (or loss), assuming that the Unit is held as a capital asset, except for any accrued interest, accrued original issue discount or accrued market discount. When a Bond is sold by the Trust, taxable gain or loss will be realized by the Unit holder equal the difference between (i) the amount received (excluding the portion representing accrued interest) and (ii) the adjusted basis (including any accrued original issue discount). Taxable gain (or loss) will also result if a Unit is sold or redeemed for an amount different from its adjusted basis to the Unit holder. The amount received when a Unit is sold or redeemed is allocated among all the Bonds in the Trust in the same manner if the Trust had disposed of the Bonds, and the Unit holder may exclude accrued interest, including any accrued original issue discount, but not amounts attributable to market discount. The return of a Unit holder's tax basis is otherwise a tax-free return of capital.


        A Unit holder may acquire its Units, or the Trust may acquire Bonds at a price that represents a market discount for the Bonds. Bonds purchased at a market discount tend to increase in market value as they approach maturity, when the principal amount is payable, thus increasing the potential for taxable gain (or reducing the potential for loss) on their redemption, maturity or sale. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount.


        Long-term capital gains realized by non-corporate Unit holders (with respect to Units and Bonds held for more than one year) will be taxed at a maximum federal income tax rate of 20% (10% if the non-corporate Unit holder is, and would be after accounting for such gains, eligible for the 10% or 15% tax bracket for ordinary income), while ordinary income received by non-corporate Unit holders will be taxed at a maximum federal income tax rate of 38.6%. These rates are scheduled to change over time under legislation passed in 2001. Beginning in the year 2001, for Unit holders in the 10% or 15% tax bracket for ordinary income (or in the year 2006, for Unit holders in the 28% or higher tax bracket for ordinary income), capital gains realized with respect to Units and Bond's held for more than five years may be subject to a reduced rate of long-term capital gains tax. The deductibility of capital losses is limited to the amount of capital gain; in addition, up to $3,000 of capital losses of noncorporate Unit holders ($1,500 in the case of married individuals filing separate returns) may be deducted against ordinary income. Since the proceeds from sales of Bonds, under certain circumstances, may not be distributed pro rata, a Unit holder's taxable income or gain for any year may exceed its actual cash distributions in that year.

        If the Trust purchases any units of a previously issued series, with respect to such series the Trust's pro rata ownership interest in the bonds of such series (or any previously issued series) will be treated as though it were owned directly by the Trust.


        Among other things, the Code provides for the following: (1) interest on certain private activity bonds is an item of tax preference included in the calculation of alternative minimum tax, however none of the Bonds in the Trust is covered by this provision; (2) 75% of the amount by which adjusted current earnings (including interest on all tax-exempt bonds) exceed alternative minimum taxable income, as modified for this calculation, will be included in corporate alternative minimum taxable income; (3) subject to certain exceptions, no financial institution is allowed a deduction for interest expense allocable to tax-exempt interest on bonds acquired after August 7, 1986; (4) the amount of the deduction allowed to property and casualty insurance companies for underwriting loss is decreased by an amount determined with regard to tax-exempt interest income and the deductible portion of dividends received by such companies; (5) an issuer must meet certain requirements on a continuing basis in order for interest on a bond to be tax-exempt, with failure to meet such requirements resulting in the loss of tax exemption; and (6) the branch profits tax on U.S. branches of foreign corporations may have the effect of taxing a U.S. branch of a foreign corporation on the interest on bonds otherwise exempt from tax.


        A portion of social security benefits is includible in taxable income for taxpayers whose "modified adjusted gross income" combined with a portion of their social security benefits exceeds a base amount. The base amount is $32,000 for a married couple filing a joint return, zero for married persons filing separate returns that do not live apart from their spouse at all times during the taxable year, and $25,000 for all others. Interest on tax-exempt bonds is added to adjusted gross income for purposes of determining whether an individual's income exceeds this base amount.

        Certain S corporations, with accumulated earnings and profits from years in which they were subject to regular corporate tax, may be subject to tax on tax-exempt interest.


        If borrowed funds are used by a Unit holder to purchase or carry Units of the Trust, interest on such indebtedness will not be deductible for federal income tax purposes. Fees and expenses of the Trust will also not be deductible by noncorporate Unit holders. The purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Similar rules are applicable for purposes of state and local taxation.


        After the end of each calendar year, the Trustee will furnish to each Unit holder an annual statement containing information relating to the interest received by the Trust on the Bonds, the gross proceeds received by the Trust from the disposition of any Bond (resulting from redemption or payment at maturity of any Bond or the sale by the Trust of any Bond), and the fees and expenses paid by the Trust. The Trustee will also furnish annual information returns to each Unit holder and to the Internal Revenue Service. Unit holders are required to report to the Internal Revenue Service the amount of tax-exempt interest received during the year.

                             RIGHTS OF UNIT HOLDERS

        Certificates. Ownership of Units of the Trust is evidenced by registered certificates executed by the Trustee and the Sponsors. The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer.

        Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit holder may be required to pay $2.00 per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.


        Distribution of Interest and Principal. While interest will be distributed semi-annually or monthly, depending on the method of distribution chosen, principal, including capital gains, will be distributed only semi-annually; provided, however, that, other than for purposes of redemption, no distribution need be made from the Principal Account if the balance therein is less than $1.00 per Unit then outstanding, and that, if at any time the pro rata share represented by the Units of cash in the Principal Account exceeds $10.00 as of a Monthly Record Date, the Trustee shall, on the next succeeding Monthly Distribution Date, distribute the Unit holder's pro rata share of the balance of the Principal Account. Interest (semi-annually or monthly) and principal, including capital gains, if any (semi-annually), received by the Trust will be distributed on each Distribution Date to Unit holders of record of the Trust as of the preceding Record Date who are entitled to such distributions at that time under the plan of distribution chosen. All distributions will be net of applicable expenses and funds required for the redemption of

Units. See "Summary of Essential Information" in Part A, "Rights of Unit Holders--Expenses and Charges" and "Rights of Unit Holders--Redemption" in Part B.

        The Trustee will credit to the Interest Account for the Trust all interest received by the Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts of the Trust will be credited to the Principal Account for the Trust. The pro rata share of the Interest Account of the Trust and the pro rata share of cash in the Principal Account (other than amounts representing failed contracts as previously discussed) represented by each Unit thereof will be computed by the Trustee each month as of the Record Date. See "Summary of Essential Information" in Part A. Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account for the Trust and will not be distributed until the second succeeding Distribution Date. Because interest on the Securities is not received by the Trust at a constant rate throughout the year, any particular interest distribution may be more or less than the amount credited to the Interest Account of the Trust as of the Record Date. See "Summary of Essential Information" in Part A. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units under the applicable plan of distribution.


        The difference between the estimated net interest accrued to the first Record Date and to the related Distribution Date is an asset of the respective Unit holder and will be realized in subsequent distributions or upon the earlier sale of such Units or the maturity, redemption or sale of Securities in the Trust.


        The plan of distribution selected by a Unit holder will remain in effect until changed. Unit holders purchasing Units will initially receive distributions in accordance with the election of the prior owner. Each April, the Trustee will furnish each Unit holder a card to be returned together with the Certificate by May 15 of such year if the Unit holder desires to change his plan of distribution, and the change will become effective on May 16 of such year for the ensuing twelve months. For a discussion of redemption of Units, see "Rights of Unit Holders--Redemption--Tender of Units" in Part B.

        The Trustee will, as of the fifteenth day of each month, deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust as of the first day of such month. See "Rights of Unit Holders--Expenses and Charges" in Part B. The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. See "Rights of Unit Holders--Redemption" in Part B. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to the Unit holders and are available for use by the Trustee pursuant to normal banking procedures.

        Because interest on Securities in the Trust is payable at varying intervals, usually in semi-annual installments, the interest accruing to the Trust will not be equal to the amount of money received and available monthly for distribution from the Interest Account to Unit holders choosing the monthly payment plan. Therefore, on each monthly Distribution Date, the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the monthly interest distribution made. In order to eliminate fluctuations in monthly interest distributions resulting from such variances during the first year of the Trust, the Trustee is required by the Trust Agreement to advance such amounts as may be necessary to provide monthly interest distributions of approximately equal amounts. In addition, the Trustee has agreed to advance sufficient funds to the Trust in order to reduce the amount of time before monthly distributions of interest to Unit holders commence. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account of the Trust. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.


        In addition, because of the varying interest payment dates of the Securities comprising the Trust portfolio, accrued interest at any point in time, subsequent to the recovery of any advancements of interest made by the Trustee, will be greater than the amount of interest actually received by the Trust and distributed to Unit holders. Therefore, there will usually remain an item of accrued interest that is added to the value of the Units. If a Unit holder sells all or a portion of his Units he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Similarly, if a Unit holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will also include accrued interest on the Securities. Thus, the accrued interest attributable to a Unit will not be entirely recovered until the Unit holder either redeems or sells such Unit or until the Trust is terminated.


Expenses and Charges. All or a portion of the expenses incurred in creating and establishing the Trust for Series 119 and subsequent Series, including the cost of the initial preparation and execution of the Trust Agreement, the initial fees and expenses of the Trustee, legal expenses and other actual out-of-pocket expenses, have been paid by the Trust. For Series 119 through 140 such expenses will be amortized over a five year period. Organizational expenses for Series 141 and subsequent Series will be charged upon the investor's purchase of Units during the initial offering period and will be paid at the close of the initial offering period by the Trust. All advertising and selling expenses, as well as any organizational expenses not paid by the Trust, will be borne by the Sponsors at no cost to the Trust.

        Fees. The Trustee's, Sponsors' and Evaluator's fees are set forth under the "Summary of Essential Information" in Part A. The Sponsors' fee, which is earned for portfolio supervisory services, is based on the face amount of Securities in the Trust at December 1 of each year. The Sponsors' fee, which is not to exceed the maximum amount set forth under the "Summary of Essential Information" for the Trust, may exceed the actual costs of providing portfolio supervisory services for the Trust, but at no time will the total amount the Sponsors receive for portfolio supervisory services rendered to all series of Empire State Municipal Exempt Trust in any calendar year exceed the aggregate cost to them of supplying such services in such year.

        The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth in the "Summary of Essential Information" for the Trust; provided, however, that such fees may be adjusted as set forth under the "Summary of Essential Information." There is no minimum fee and, except as hereinafter set forth, no maximum fee. For a discussion of certain benefits derived by the Trustee from the Trust's funds, see "Rights of Unit Holders--Distribution of Interest and Principal" in Part B. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders" in Part B.

        The Trustee's and Evaluator's fees are payable monthly on or before each Distribution Date and the Sponsors' annual fee is payable annually on December 1, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein as described in "Summary of Essential Information." If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

        Insurance Premiums. The cost of the MBIA insurance obtained by the Trust, based on the aggregate amount of Bonds in the Trust as of the Date of Deposit, is set forth in the "Summary of Essential Information" in Part A. Premiums, which are obligations of the Trust, are payable monthly by the Trustee on behalf of the Trust. As Securities in the portfolio mature, are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in the Trust. The Trust does not incur any premium expense for any insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party. Pre-insured Bonds, however, are additionally insured by the Trust. No premium will be paid by the Trust on Bonds which are also MBIA Pre-insured Bonds or Municipal Bond Insurance Association Pre-insured Bonds. The premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from the Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond.


Other Charges. The following additional charges are or may be incurred by the
Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsors (so long as the Sponsors maintain a secondary market, the Sponsors will bear any audit expense which exceeds 50 cents per Unit), the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsors, contemplated).

        For Series 144 and subsequent Series, to the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under Federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of the trusts (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Trust. Any payments received by the Sponsors reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsors.

        The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

Reports and Records. In connection with each distribution, the Trustee will furnish Unit holders of the Trust with a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of record, a statement providing the following information: (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities and any earned original issue discount), and, if the issuers of the Securities are located in different states or territories, the percentage of such interest by such states or territories, deductions for payment of applicable taxes and for fees and expenses of the Trust (including insurance costs), redemptions of Units and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing interest, with respect to the Trust the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee), deductions for payments of applicable taxes and for fees and expenses of the Trust, purchase of Replacement Bonds, redemptions of Units, the amount of any "when issued" interest treated as a return of capital and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding.


        The Trustee shall keep available for inspection by Unit holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit holders of the Trust, certificates issued or held, a current list of Securities in the Trust and a copy of the Trust Agreement.

Redemption. Tender of Units. While it is anticipated that Units can be sold in the secondary market, Units may also be tendered to the Trustee for redemption at its unit investment trust office at 101 Barclay Street, New York, New York 10286, upon payment of any applicable tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsors or the Trustee. Units redeemed by the Trustee will be canceled.

        Certificates for Units to be redeemed must be delivered to the Trustee and must be properly endorsed and accompanied by a written instrument of transfer. Thus, redemption of Units cannot be effected until certificates representing such Units have been delivered by the person seeking redemption (see "Rights of Unit Holders--Certificates" in Part B). Unit holders must sign exactly as their names appear on the face of the certificate with signature(s) guaranteed by an officer of a national bank or trust company, a member firm of either the New York, Midwest or Pacific Stock Exchange, or in such other manner as may be acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

        Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the "Summary of Essential Information" as of the next subsequent Evaluation Time. See "Redemption--Computation of Redemption Price per Unit." The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading or the next day on which there is a sufficient degree of trading in Units of the Trust, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsors of Units tendered to the Trustee for redemption at prices in excess of the Redemption Price, see "Rights of Unit Holders--Redemption--Purchase by the Sponsors of Units Tendered for Redemption" in Part B.


        Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of the Trust will be reduced.

        If the Trustee exercises the right to obtain Permanent Insurance on a Bond in the Trust, such Bond will be sold from the Trust on an insured basis. In the event that the Trustee does not exercise the right to obtain Permanent Insurance on a Bond, such Bond will be sold from the Trust on an uninsured basis, since the MBIA insurance obtained by the Trust covers the timely payment of principal and interest when due on the Bonds only while the Bonds are held in and owned by the Trust. If the Trustee does not obtain Permanent Insurance on a Defaulted Bond, to the extent that Bonds which are current in payment of interest are sold from the Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the Portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall value of the Bonds remaining in the Trust will tend to diminish. See "Sponsors--Responsibility" in Part B for the effect of selling Defaulted Bonds to meet redemption requests.


        The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or during which trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted.


        Because insurance obtained by the Trust terminates as to Bonds which are sold by the Trustee, and because the insurance obtained by the Trust does not have a realizable cash value which can be used by the Trustee to meet redemptions of Units (assuming that the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds) under certain circumstances the Sponsors may apply to the Securities and Exchange Commission for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units if a significant portion of the Bonds in the Trust is in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Securities and Exchange Commission will permit the Sponsors to suspend the rights of Unit holders to redeem their Units, and without the suspension of such redemption rights when faced with excessive redemptions the Sponsors may not be able to preserve the benefits of the Trust's insurance on Defaulted Bonds.

        Computation of Redemption Price per Unit. The Redemption Price per Unit is determined by the Trustee on the basis of the bid prices of the Securities in the Trust, as of the Evaluation Time stated under "Summary of Essential Information" in Part A, on the day any such determination is made. This Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in the Trust (determined by the Evaluator as set forth below), except for those cases in which the value of insurance has been included, (2) cash on hand in the Trust (other than cash covering contracts to purchase Securities), and (3) accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held for distribution to Unit holders of record as of a date prior to the evaluation. The Evaluator may determine the value of the Securities in the Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be assigned to the portfolio insurance obtained by the Trust on the Bonds in the Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds in the Trust are entitled at all times to the benefits of insurance obtained by their respective issuers so long as the Pre-insured Bonds are outstanding and the insurer continues to fulfill its obligations, and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by the Trust, see "Public Offering--Offering Price" in this Part B.

        Purchase by the Sponsors of Units Tendered for Redemption. The Trust Agreement requires that the Trustee notify the Sponsors of any tender of Units for redemption. So long as the Sponsors are maintaining a bid in the secondary market, the Sponsors, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit holder in an amount not less than the Redemption Price on the date of tender. The Sponsors will purchase these Units not later than the day on which the Units would otherwise have been redeemed by the Trustee (see "Public Offering--Offering Price--Market for Units" in this Part B). Units held by the Sponsors may be tendered to the Trustee for redemption as any other Units, provided that the Sponsors shall not receive for Units purchased as set forth above a higher price than they paid, plus accrued interest.

        The offering price of any Units resold by the Sponsors will be the Public Offering Price determined in the manner provided in this Prospectus (see "Public Offering--Offering Price" in Part B). Any profit resulting from the resale of such Units will belong to the Sponsors which likewise will bear any loss resulting from a lower offering or redemption price subsequent to their acquisition of such Units (see "Public Offering--Sponsors' and Underwriters' Profits" in this Part B).

Exchange Option. The Sponsors of any series of Empire State Municipal Exempt Trust for which the Sponsors are maintaining a secondary market (including the series of Municipal Exempt Trust, the predecessor trust to Empire State Municipal Exempt Trust) (the "Exchange Trusts") are offering Unit holders of the Exchange Trusts an option to exchange a Unit of an Exchange Trust for a Unit of a different series of an Exchange Trust being offered by the Sponsors (other than in the initial offering period). These Units are offered at a Public Offering Price generally based on the bid prices of the underlying Securities divided by the number of Units outstanding (see "Public Offering--Offering Price--Markets for Units") plus a fixed sales charge of $15 per Unit (in lieu of the normal sales charge). However, a Unit holder must have held his Unit for a period of at least six months in order to exercise the exchange option or agree to pay a sales charge based on the greater of $15 per Unit or an amount which together with the initial sales charge paid in connection with the acquisition of Units being exchanged equals the normal sales charge of the series into which the investment is being converted, determined as of the date of the exchange. Such exchanges will be effected in whole Units only. Any excess proceeds from the Units being surrendered will be returned, and the Unit holder will not be permitted to advance any new money in order to complete an exchange. The Sponsors reserve the right to modify, suspend or terminate this plan at any time without further notice to the Unit holders. In the event the exchange option is not available to a Unit holder at the time he wishes to exercise it, the Unit holder will be immediately notified and no action will be taken with respect to his Units without further instructions from the Unit holder.


        Unit holders are urged to consult their own tax advisors regarding the tax consequences of exchanging Units as an exchange generally would be a taxable transaction.

                         AUTOMATIC ACCUMULATION ACCOUNT


        The Sponsors have entered into an arrangement (the "Plan") with Empire Builder Tax Free Bond Fund (the "Empire Builder") which permits Unit holders of the Trust to elect to have distributions from Units in the Trust automatically reinvested in shares of the Empire Builder. The Empire Builder is an open-end, non-diversified investment company whose investment objective is to seek as high a level of current income exempt from federal income tax, and from New York State and New York City personal income taxes as is believed to be consistent with preservation of capital. It is the policy of the Empire Builder to invest primarily in debt securities the interest income from which is exempt from such taxes.

        The Empire Builder has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Empire Builder will be of "investment grade" quality--that is, at the time of purchase by the Empire Builder, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Empire Builder's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Empire Builder that under normal market conditions at least 90% of the income distributed to its shareholders will be exempt from federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, when the Empire Builder is investing for temporary defensive purposes in obligations other than New York tax-exempt bonds, more than 10% of the Empire Builder's income distributions could be subject to federal income tax, and New York State and New York City income taxes, as described in the current prospectus relating to the Empire Builder (the "Empire Builder Prospectus"). Glickenhaus & Co. ("Glickenhaus"), a sponsor of the Trust, acts as the investment adviser and distributor for the Empire Builder.

        Each Unit holder may request from The Bank of New York (the "Plan Agent"), a copy of the Empire Builder Prospectus describing the Empire Builder and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Empire Builder at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Empire Builder Prospectus. Unless otherwise indicated, new Participants in the Empire Builder Plan will be deemed to have elected the monthly distribution plan with respect to their Units. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Empire Builder purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Empire Builder and Glickenhaus, as investment advisor for Empire Builder, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Empire Builder through the Plan, including charges and expenses, return the enclosed card for a copy of the Empire Builder Prospectus. Read it carefully before you decide to participate.

                                                                [ALTERNATE PAGE]

                         AUTOMATIC ACCUMULATION ACCOUNT


        For Unit holders of the Trust who are clients of Lebenthal, a division of Advest, Inc., the Sponsors have entered into an arrangement (the "Plan") with Lebenthal New York Municipal Bond Fund (the "Bond Fund") which permits Unit holders of the Trust who receive distributions from the Trust on a semi-annual basis to elect to have distributions from Units in the Trust automatically reinvested in shares of the Bond Fund. The Bond Fund is an open-end, non-diversified investment company whose investment objective is to maximize current income exempt from regular federal income tax, and from New York State and New York City personal income taxes, consistent with preservation of capital and with consideration given to opportunities for capital gain. It is the policy of the Bond Fund to invest primarily in long term investment grade tax-exempt securities the interest income from which is exempt from such taxes.

        The Bond Fund has an investment objective which differs in certain respects from that of the Trust. The bonds purchased by the Bond Fund will be of "investment grade" quality--that is, at the time of purchase by the Bond Fund, such bonds either will be rated not lower than the four highest ratings of either Moody's (Aaa, Aa, A or Baa) or Standard & Poor's (AAA, AA, A or BBB) or will be unrated bonds which at the time of purchase are judged by the Bond Fund's investment advisor to be of comparable quality to bonds rated within such four highest grades. It is a fundamental policy of the Bond Fund that under normal market conditions at least 80% of the income distributed to its shareholders will be exempt from regular federal income tax, and from New York State and New York City personal income taxes. However, during times of adverse market conditions, more than 20% of the Bond Fund's income distributions could be subject to federal income tax, and New York State and New York City income taxes, as described in the current prospectus relating to the Bond Fund (the "Bond Fund Prospectus"). Lebenthal, a division of Advest, Inc., a sponsor of the Trust, acts as the manager and distributor for the Bond Fund.

        A Unit holder who receives distributions from the Trust on a semi-annual basis may request from The Bank of New York (the "Plan Agent"), a copy of the Bond Fund Prospectus describing the Bond Fund and a form by which such Unit holder may elect to become a participant ("Participant") in the Plan. Thereafter, as directed by such person, distributions on the Participant's Units will, on the applicable distribution date, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of the Bond Fund at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, as described in the Bond Fund Prospectus. Confirmations of all transactions undertaken for each Participant in the Plan will be mailed to each Participant by the Plan Agent indicating distributions and shares (or fractions thereof) of the Bond Fund purchased on his behalf. A Participant may at any time prior to ten days preceding the next succeeding distribution date, by so notifying the Plan Agent in writing, elect to terminate or modify his participation in the Plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsors, the Trustee, the Bond Fund and Lebenthal, a division of Advest, Inc., as manager for the Bond Fund, each will have the right to terminate or modify this Plan at any time for any reason. The reinvestment of distributions from the Trust through the Plan will not affect the income tax status of such distributions. For more complete information about investing in the Bond Fund through the Plan, including charges and expenses, return the enclosed card for a copy of the Bond Fund Prospectus. Read it carefully before you decide to participate.

                                    SPONSORS


        Glickenhaus and Lebenthal, a division of Advest, Inc. are the Sponsors of Empire State Municipal Exempt Trust, Series 10 and all subsequent series, including all Guaranteed Series.


        Glickenhaus, a New York limited partnership, is engaged in the underwriting and securities brokerage business, and in the investment advisory business. It is a member of the New York Stock Exchange, Inc. and the National Association of Securities Dealers, Inc. and is an associate member of the American Stock Exchange. Glickenhaus acts as a sponsor for successive Series of The Glickenhaus Value Portfolios and The Municipal Insured National Trusts, and for the prior series of Empire State Municipal Exempt Trust including those sold under the name of Municipal Exempt Trust, New York Exempt Series 1, New York Series 2 and New York Series 3. Glickenhaus, in addition to participating as a member of various selling groups of other investment companies, executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.


        Advest, Inc., a Delaware corporation, acts as sponsor of Empire State Municipal Exempt Trust under the name "Lebenthal, a division of Advest, Inc." Advest, Inc. is a wholly-owned subsidiary of The Advest Group, Inc. ("Advest") which, in turn, is wholly-owned by The MONY Group, Inc. Advest acquired Lebenthal & Co., Inc., the previous sponsor of Empire State Tax Municipal Exempt Trust, on November 30, 2001, and in June 2002, Lebenthal & Co., Inc., merged into Advest, Inc. Based in Hartford, Connecticut, Advest, through its subsidiaries, provides financial, securities brokerage, trading, investment banking, trust and other advisory services to retail and institutional investors. Advest is a member of the New York, American and other principal exchanges.

Limitations on Liability. The Sponsors are jointly and severally liable for the performance of their obligations arising from their responsibilities under the Trust Agreement, but will be under no liability to the Unit holders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties. See "The Trust--Portfolio" and "Sponsors--Responsibility" in Part B.

Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unit holder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsors as the Trustee in its sole discretion may deem necessary. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds in the Trust (to the extent that Bonds are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the Trust in order to preserve the related insurance protection applicable to said Bonds) the overall value of the Bonds remaining in the Trust's Portfolio will tend to diminish. In the event the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds, except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interests of the Unit holders or if there is no alternative, the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by the Trust. Because of such restrictions on the Trustee, under certain circumstances the Sponsors may seek a full or partial suspension of the right of Unit holders to redeem their Units. See "Rights of Unit Holders--Redemption" in Part B. The Sponsors are empowered, but not obligated, to direct the Trustee to dispose of Bonds in the event of advanced refunding.


        It is the responsibility of the Sponsors to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsors may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsors may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsors the issuer will probably default in respect to such Securities in the foreseeable future.

        Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unit holder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.


        If any default in the payment of principal or interest on any Bond occurs and no provision for payment is made therefor either pursuant to the portfolio insurance with respect to the Trust or otherwise within 30 days, the Trustee is required to notify the Sponsors thereof. If the Sponsors fail to instruct the Trustee to sell or to hold such Bond within 30 days after notification by the Trustee to the Sponsors of such default, the Trustee may in its discretion sell the defaulted Bond and not be liable for any depreciation or loss thereby incurred. See "Insurance on the Bonds" in Part B.


        The Sponsors may direct the Trustee to dispose of Bonds upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsors the retention of such Bonds in the Trust would be detrimental to the interest of the Unit holders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unit holders.

        Notwithstanding the foregoing, in connection with final distributions to Unit holders, if the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond, because the portfolio insurance obtained by the Trust is applicable only while Bonds so insured are held by the Trust, the price to be received by the Trust upon the disposition of any such Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation prior to the Mandatory Termination Date, with respect to the Trust, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bonds if retention of such Bonds, until due, shall be deemed to be in the best interest of Unit holders, including, but not limited to, situations in which Bonds so insured are in default and situations in which Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since the Pre-insured Bonds in the Trust will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsors not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on Defaulted Bonds in the Trust not disposed of at the date of termination will ultimately be distributed to Unit holders of record as of such date of termination as soon as practicable after the date such Defaulted Bonds become due and applicable insurance proceeds have been received by the Trustee (see "Summary of Essential Information" in Part A).

Agent for Sponsors. The Sponsor named as Agent for Sponsors under the "Summary of Essential Information" in Part A has been appointed by the other Sponsors as agent for purposes of taking action under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsors shall act as sole Sponsor, then the Agent for Sponsors shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor is automatically discharged under the Trust Agreement and the other Sponsor act as the sole Sponsor.


Resignation. Any Sponsor may resign at any time provided that at the time of such resignation one remaining Sponsor maintains a net worth of $1,000,000 and all the remaining Sponsor is agreeable to such resignation. Concurrent with or subsequent to such resignation a new Sponsor may be appointed by the remaining Sponsor and the Trustee to assume the duties of the resigning Sponsor. If, at any time, only one Sponsor is acting under each Trust Agreement and that Sponsor shall resign or fail to perform any of its duties thereunder or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may appoint a successor sponsor or terminate the Trust Agreement and liquidate the Trust.


Financial Information. The total partners' capital of Glickenhaus at September 30, 2001, was $195,086,998 (audited); and the total stockholders' equity of Advest, Inc. at December 31, 2001, was $322,913,000 (audited).


        The foregoing information with regard to the Sponsors relates to the Sponsors only, and not to any series of Empire State Municipal Exempt Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsors and their ability to carry out their contractual obligations shown herein. More comprehensive financial information can be obtained upon request from any Sponsors.

                                     TRUSTEE

        The Trustee is The Bank of New York, a trust company organized under the laws of New York, having its offices at 101 Barclay Street, New York, New York 10286. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the Trust. Monies held by the Trustee for the Trust will be held in a non-interest bearing account at the Trustee.


Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of its willful misconduct, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Portfolio" in Part A.

Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unit Holders," "Sponsors--Responsibility" and "Sponsors--Resignation" in this Part B.


Resignation. By executing an instrument in writing and filing the same with the Sponsors, the Trustee and any successor may resign. In such an event the Sponsors are obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, or if the Sponsors deem it to be in the best interest of the Unit holders, the Sponsors may remove the Trustee and appoint a successor as provided in the Trust Agreement. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If, upon resignation or removal of a trustee, no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                    EVALUATOR


        The Evaluator shall be FT Interactive Data, a Delaware corporation with main offices located at 100 Williams Street, New York, New York 10014. The Evaluator is the major operating division of Interactive Data Corporation, a Delaware corporation. Interactive Data Corporation is majority owned by Pearson plc, an international media company.


Limitations on Liability. The Trustee and the Sponsors may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsors or Unit holders for errors in judgement. But this provision shall not protect the Evaluator in cases of its willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties.


Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsors. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price" in Part B.


Resignation. The Evaluator may resign or may be removed by the Sponsors and the Trustee, and the Sponsors and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT

        The Sponsors and the Trustee have the power to amend the Trust Agreement without the consent of any of the Unit holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Trust Agreement which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders; and the Sponsors and the Trustee may amend the Trust Agreement with the consent of the holders of Certificates evidencing 66 2/3% of the Units then outstanding, provided that no such amendment will reduce the interest in the Trust of any Unit holder without the consent of such Unit holder or reduce the percentage of Units required to consent to any such amendment without the consent of all the Unit holders. In no event shall the Trust Agreement be amended to increase the number of Units issuable thereunder or to permit the deposit or acquisition of securities either in addition to or in substitution for any of the Bonds initially deposited in the Trust, except in accordance with the provisions of each Trust Agreement. In the event of any amendment, the Trustee is obligated to notify promptly all Unit holders of the substance of such amendment.

        The Trust shall terminate upon the maturity, redemption, sale or other disposition, as the case may be, of the last of the Securities. The Trustee shall notify all Unit holders when the value of the Trust as shown by any evaluation is less than $2,000,000 or less than 20% of the value of the Trust as of the date hereof, whichever is lower, at which time the Trust may be terminated (i) by the consent of 66 2/3% of the Units or (ii) by the Trustee; provided, however, that upon affirmative written notice to the Sponsors and the holders at least 33 1/3% of the Units may instruct the Trustee not to terminate the Trust. In no event, however, may the Trust continue beyond the Mandatory Termination Date set forth in Part A; provided, however, that prior to such date, the Trustee shall not dispose of any Bonds if the retention of such Bonds, until due, shall be deemed to be in the best interest of the Unit holders. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders. Within a reasonable period after termination, the Trustee will sell any remaining Securities, and, after paying all expenses and charges incurred by the Trust, will distribute to each Unit holder, upon surrender for cancellation of his certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts of the Trust.

                                 LEGAL OPINIONS


        Certain legal matters were passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, as special counsel for the Sponsors as to Series 65 through 152 of Empire State Municipal Exempt Trust, Guaranteed Series. Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, currently acts as special counsel for the Sponsors. Winston & Strawn, 200 Park Avenue, New York, New York 10166, acts as counsel for the Trustee.


                                    AUDITORS


        The statement of condition of the Trusts included in this Prospectus has been audited by Grant Thornton LLP, independent certified public accountants, for the fiscal year ended March 31, 2002, and by BDO Seidman, LLP for the periods ended March 31, 2001, and March 31, 2000, as stated in their reports with respect thereto. The financial statements have been included in reliance upon such reports given upon the authority of each firm as experts in accounting and auditing.


                           DESCRIPTION OF BOND RATINGS


Standard & Poor's Rating. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.


        The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.    Nature of and provisions of the obligation;


        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

        AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

        A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

        BB, B, CCC, CC--Bonds rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or Minus (-): to provide more detailed indications of credit quality, the ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

        NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

        SP-2: Satisfactory capacity to pay principal and interest. SP-3:
Speculative capacity to pay principal and interest.

        Moody's Investors Service Rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

        Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

        Con. (. . .)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

        Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "B" in its corporate rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the security ranks in the lower end of its generic rating category.

--------------------------------------------------------------------------------
This Prospectus does not contain all of the information with respect to the Trust set forth in its registration statements filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Information may be reviewed and copied at the Commission's Public Reference Room, and information on the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies may be obtained from the SEC by:


        o electronic request (after paying a duplicating fee) at the following e-mail address: publicinfo@sec.gov
        o visiting the SEC internet address: http://www.sec.gov.
        o writing: Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, DC 20549-6009

--------------------------------------------------------------------------------
                                      INDEX
--------------------------------------------------------------------------------

                                                                        Page
                                                                        ----

THE TRUST..................................................................1
RISK FACTORS...............................................................2
INSURANCE ON THE BONDS....................................................15
PUBLIC OFFERING...........................................................18
ESTIMATED CURRENT RETURN AND ESTIMATED LONG-TERM
   RETURN TO UNIT HOLDERS.................................................20
TAX STATUS................................................................21
RIGHTS OF UNIT HOLDERS....................................................26
AUTOMATIC ACCUMULATION ACCOUNT............................................34
AUTOMATIC ACCUMULATION ACCOUNT............................................34
SPONSORS..................................................................35
TRUSTEE...................................................................37
EVALUATOR.................................................................38
AMENDMENT AND TERMINATION OF THE TRUST AGREEMENT..........................39
LEGAL OPINIONS............................................................40
AUDITORS..................................................................40
DESCRIPTION OF BOND RATINGS...............................................40

--------------------------------------------------------------------------------
No person is authorized to give any information or to make any representations with respect to this Trust, not contained in this Prospectus and you should not rely on any other information. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any other state or any agency or office thereof.

--------------------------------------------------------------------------------


                                  EMPIRE STATE
                             MUNICIPAL EXEMPT TRUST

                                GUARANTEED SERIES


                               PROSPECTUS, PART B

                               DATED JULY 29, 2002




                                    Sponsors:



                                GLICKENHAUS & CO.
                               6 East 43rd Street
                            New York, New York 10017
                                 (212) 953-7532


                                   LEBENTHAL,
                           A DIVISION OF ADVEST, INC.
                              90 State House Square
                           Hartford, Connecticut 06103
                                 (860) 509-1000



--------------------------------------------------------------------------------

           PART II - ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS


                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       CONTENTS OF REGISTRATION STATEMENT


     This Post-Effective Amendment to the Registration Statements on Form S-6 comprises the following papers and documents:

     The facing sheet on Form S-6.
     The Prospectus.
     The Undertaking to File Reports.
     Signatures.
     Written Consent of the following persons:
         Consents of Independent Auditors.
         Consent of Counsel
         Consent of the Evaluator including Confirmation of Ratings (included in Exhibit 99.5.1)

     The following exhibits:


     99.1.1      --   Reference Trust Agreements (filed as Exhibit 99.1.1 to
                      Amendment No. 1 to Form S-6 Registration Statement Nos.
                      333-42455 and 333-74097 of Empire State Municipal Exempt
                      Trust, Guaranteed Series 140 and Guaranteed Series 145 on
                      May 18, 1998, and May 25, 1999, respectively, and incorporated herein by reference).

     99.1.1.1    --   Trust Indenture and Agreement dated December 18, 1990
                      (filed as Exhibit 1.1.1 to Amendment No. 1 to Form S-6
                      Registration Statement No. 333-17307 of Empire State
                      Municipal Exempt Trust, Guaranteed Series 134 on April 2,
                      1997, and incorporated herein by reference).

     99.1.3      --   Form of Agreement Among Underwriters and Selected
                      Dealers Agreement (filed as Exhibit 1.3 to Amendment No.
                      1 to Form S-6 Registration Statement No. 333-88434 of
                      Empire State Municipal Exempt Trust, Guaranteed Series
                      165 on July 11, 2002, and incorporated herein by reference).

     99.1.6(a)   --   Eighth Agreement of Amendment to Fourth Amended and
                      Restated Agreement of Limited Partnership of Glickenhaus
                      & Co. (filed as Exhibit 1.6(a) to Amendment No. 1 to
                      Form S-6 Registration Statement No. 333-30481 of Empire
                      State Municipal Exempt Trust, Guaranteed Series 138 on
                      November 25, 1997, and incorporated herein by reference).

     99.1.6.1    --   Certificate of Incorporation of Advest, Inc. (filed as
                      Exhibit 1.6.1 to Amendment No. 1 to Form S-6
                      Registration Statement No. 333-88434 of Empire State
                      Municipal Exempt Trust Guaranteed Series 165 on July 11,
                      2002, and incorporated herein by reference).

     99.1.6.2    --   By-Laws of Advest, Inc. (filed as Exhibit 1.6.2 to
                      Amendment No. 1 to Form S-6 Registration Statement No.
                      333-88434 of Empire State Municipal Exempt Trust,
                      Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

     99.1.7      --   Form of Insurance Policy obtained by the Trust (filed as
                      Exhibit 99.1.7 to Amendment No. 1 to Form S-6
                      Registration Statement Nos. 333-42455 and 333-74097 of
                      Empire State Municipal Exempt Trust, Guaranteed Series
                      140 and Guaranteed Series 145 on May 18, 1998, and May
                      25, 1999, respectively, and incorporated herein by reference).

     99.1.7(a)   --   Form of Master Letter Agreement of Municipal Bond
                      Investors Assurance Corporation (filed as Exhibit 1.7(a) to Amendment No. 1 to Form S-6 Registration Statement No.
                      333-88434 of Empire State Municipal Exempt Trust,
                      Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

     99.1.7(b)   --   Form of Permanent Insurance Policy of Municipal Bond
                      Investors Assurance Corporation (filed as Exhibit 1.7.1 to Amendment No. 1 to Form S-6 Registration Statement
                      No. 333-88434 of Empire State Municipal Exempt Trust,
                      Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

     99.2.1      --   Form of Certificate (filed as Exhibit 2.1 to Amendment
                      No. 1 to Form S-6 Registration Statement No. 333-17307 of Empire State Municipal Exempt Trust, Guaranteed
                      Series 134 on April 2, 1997, and incorporated herein by reference).

     99.3.1      --   Opinions of Battle Fowler LLP as to the legality of the
                      securities being registered (filed as Exhibit 99.3.1 to Amendment No. 1 to Form S-6 Registration Statement Nos.
                      333-42455 and 333-74097 of Empire State Municipal Exempt
                      Trust, Guaranteed Series 140 and Guaranteed Series 145 on
                      May 18, 1998, and May 25, 1999, respectively, and incorporated herein by reference).

     99.4.4      --   Stockbrokers' Bond and Policy, Form B for Glickenhaus &
                      Co. (filed as Exhibit 4.4 to Amendment No. 1 to Form S-6
                      Registration Statement No. 333-88434 of Empire State
                      Municipal Exempt Trust, Guaranteed Series 165 on July
                      11, 2002, and incorporated herein by reference).

     99.4.5      --   Stockbrokers' Blanket Bond Policy, Standard Form No. 14,
                      Form No. 24 and Form No. 25 for Advest, Inc. (filed as
                      Exhibit 4.5 to Amendment No. 1 to Form S-6 Registration
                      Statement No. 333-88434 of Empire State Municipal Exempt
                      Trust, Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).


    *99.5.1      --   Consent To Be Evaluator of FT Interactive Data.


     99.5.2      --   Affirmation Letter of Moody's Investors Service (filed
                      as Exhibit 99.5.2 to Amendment No. 1 to Form S-6
                      Registration Statement Nos. 333-42455 and 333-74097 of
                      Empire State Municipal Exempt Trust, Guaranteed Series
                      140 and Guaranteed Series 145 on May 18, 1998, and May
                      25, 1999, respectively, and incorporated herein by reference).



----------
*    Filed herewith

     99.6.1      --   Copies of Powers of Attorney of General Partners of
                      Glickenhaus & Co. (filed as Exhibit 6.1 to Amendment No. 1 to Form S-6 Registration No. 333-89553 of Empire State
                      Municipal Exempt Trust, Guaranteed Series 149 on December
                      9, 1999, and incorporated herein by reference).

     99.6.2      --   Copies of Powers of Attorney of directors and certain
                      officers of Advest, Inc. (filed as Exhibit 6.2 to
                      Amendment No. 1 to Form S-6 Registration No. 333-88434 of
                      Empire State Municipal Exempt Trust, Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

    *99.6.3      --   Copies of Powers of Attorney of certain directors of
                      Advest, Inc.

     99.7.1      --   Copy of Code of Ethics of Advest, Inc. (filed as Exhibit
                      7.1 to Amendment No. 1 to Form S-6 Registration
                      Statement No. 333-88434 of Empire State Municipal Exempt
                      Trust, Guaranteed Series 165 on July 11, 2002, and incorporated herein by reference).

    *99.7.2      --   Copy of Code of Ethics of Glickenhaus & Co.



----------
*    Filed herewith

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrants, Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The Registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of July, 2002.


         EMPIRE STATE MUNICIPAL EXEMPT TRUST,
         GUARANTEED SERIES 140 AND GUARANTEED SERIES 145
         (Registrants)

         GLICKENHAUS & CO.
         (Depositor)


         By:     /s/ Michael J. Lynch
                 -------------------------
                 Michael J. Lynch
                 (Authorized Signatory)

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




Name                    Title                                             Date
----                    -----                                             ----
JAMES M. GLICKENHAUS*   General Partner                                   )
                                                                          ) July 26, 2002
SETH M. GLICKENHAUS*    General Partner, Chief Investment Officer         )
                                                                          )
                                                                          ) By: /s/ Michael J. Lynch
                                                                                --------------------
                                                                          )     Michael J. Lynch
                                                                          )     Attorney-in-Fact*



---------------

* Executed copies of Powers of Attorney were filed as Exhibit 6.1 to Registration Statement No. 333-89553 on December 9, 1999.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933, the Registrants, Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145, certify that they have met all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933. The Registrants have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of July, 2002.


         EMPIRE STATE MUNICIPAL EXEMPT TRUST,
         GUARANTEED SERIES 140 AND GUARANTEED SERIES 145
         (Registrants)


         LEBENTHAL, A DIVISION OF ADVEST, INC.
         (Depositor)


         By:     /s/ David G. Wojdyl
                 -------------------------
                 David G. Wojdyl
                 (Authorized Signatory)


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons, in the capacities and on the dates indicated.




Name                    Title                                              Date
----                    -----                                              ----
Grant W. Kurtz*         Director, Chief Executive Officer                  )
Donna L. Sawan*         Director, Chief Financial Officer, Treasurer       ) July 26, 2002
George M. Bevis*        Director                                           )
Joseph D. Blair*        Director                                           )
Allen G. Botwinick**    Director                                           )
Harry M. Canavesi*      Director                                           )
James Fernberger**      Director                                           )
William A. Cholawa*     Director                                           By: /s/ David G. Wojdyl
Allan M. Fink*          Director                                               -------------------
Gay B. Foster*          Director                                           )   David G. Wojdyl
Bernard T. Gacona*      Director                                           )   Attorney-in-Fact*
Garry L. Hogan**        Director                                           )
Lee G. Kuckro*          Director
Alexandra Lebenthal**   Director
Judith A. McCann*       Director
Robert D.  Meyers*      Director
Robert T. Mikkelson*    Director
Daniel J. Mullane*      Director
Steven M. Nussbaum*     Director
Robert F. Olsen*        Director
James R. Orvis*         Director
James M. Pucci*         Director
Jay H. Salkin*          Director
Philip M. Skidmore*     Director
Michael J. Vogelzang*   Director
Doran M. Young*         Director




---------------

* An executed copy of the Powers of Attorney was filed as Exhibit 6.2 to Amendment No. 1 to Registration Statement No. 333-88434 on July 11, 2002.

**     An executed copy of the Powers of Attorney is filed herewith.

                               CONSENT OF COUNSEL

        We hereby consent to the use of our name under the heading "Tax Status" and "Legal Opinions" in the Prospectus included in the Registration Statement.

PAUL, HASTINGS, JANOFSKY & WALKER LLP




New York, New York
July 26, 2002



                         CONSENT OF INDEPENDENT AUDITORS

To the Sponsors and Trustee of


      Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145:


        We hereby consent to the use of our reports dated June 30, 2002, in Post-Effective Amendment No. 4* to Registration Statement No. 333-42455 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145 for the year ended March 3l, 2002. We also consent to the reference to our firm under the heading "Auditors" in the Prospectus which is a part of such Registration Statement.

GRANT THORNTON LLP

New York, New York
July 26, 2002



                         CONSENT OF INDEPENDENT AUDITORS

To the Sponsors and Trustee of

      Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145:


        We hereby consent to the use of our reports dated April 30, 2001, in Post-Effective Amendment to Registration Statement No. 333-42455 relating to the financial statements of Empire State Municipal Exempt Trust, Guaranteed Series 140 and Guaranteed Series 145 for the periods ended March 31, 2001, and March 31, 2000. We also consent to the reference to our firm under the heading "Auditors" in the Prospectus which is part of such Registration Statement.


BDO SEIDMAN LLP




New York, New York
July 26, 2002



-----------------


* The Prospectus constitutes Post-Effective Amendment No. 3 for Guaranteed Series 145.